                                            UNITED STATES
                                 SECURITIES AND EXCHANGE COMMISSION
                                       Washington, D.C. 20549

                                      SCHEDULE 14A INFORMATION

                            Proxy Statement Pursuant to Section 14(a) of
                                 the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant|_|
Check the appropriate box:
|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Rule 14a-12

                                       ADVANCED LUMITECH, INC.
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                          (Name of Registrant as Specified In Its Charter)

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              (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  |X| No fee required.
  |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:
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      (2)  Aggregate number of securities to which transaction applies:
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      (3)Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act
         Rule 0-11 (set forth the amount on which the filing fee is calculated  and state how it was determined):
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      (4)  Proposed maximum aggregate value of transaction:
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      (5)  Total fee paid:

|_|   Fee paid previously with preliminary materials.
|_|   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:
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      (2)  Form, Schedule or Registration Statement No.:
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      (4)  Date Filed:

                                       ADVANCED LUMITECH, INC.

                                 8C PLEASANT STREET S., FIRST FLOOR
                                  SOUTH NATICK, MASSACHUSETTS 01760

                                            July 31, 2006

To Our Stockholders:

         On behalf of the Board of Directors of Advanced Lumitech,  Inc. d/b/a Brightec, I cordially invite you to attend the Special  Meeting of  Stockholders  to be held on August 18, 2006,  at 10:30
A.M.,  Boston time, at the Public Meeting Room of the South Natick Public Library,  in South Natick,
Massachusetts.

         The accompanying  Notice of Meeting and Proxy Statement cover the details of the matters to be presented.

REGARDLESS  OF WHETHER  YOU PLAN TO ATTEND  THE  SPECIAL  MEETING,  I URGE THAT YOU  PARTICIPATE  BY
COMPLETING  AND  RETURNING  YOUR PROXY CARD AS SOON AS POSSIBLE.  YOUR VOTE IS IMPORTANT AND WILL BE
GREATLY  APPRECIATED.  RETURNING  YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER
DECIDE NOT TO ATTEND THE SPECIAL MEETING.

                                                              Cordially,

                                                              ADVANCED LUMITECH, INC.

                                                              /s/ Patrick Planche
                                                              --------------------------------------
                                                              Patrick Planche
                                                              Chief Executive Officer

                                       ADVANCED LUMITECH, INC.

                              NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                     TO BE HELD AUGUST 18, 2006

To Our Stockholders:

         You are  cordially  invited to attend the  Special  Meeting  of the  Stockholders,  and any adjournments or postponements  thereof,  of Advanced Lumitech,  Inc. d/b/a Brightec (the "Company"),
which will be held on August 18, 2006 at 10:30 A.M.,  Boston time at the Public  Meeting Room of the
South Natick Public Library, in South Natick, Massachusetts, for the following purposes:

         1.       To elect two  members  to serve on the Board of  Directors  until the next  annual meeting of stockholders  and until their successors are duly elected and qualified
                  (Proposal One);

         2.       To  consider  and  vote  upon a  proposal  to  amend  the  Company's  Articles  of
                  Incorporation to increase the total number of authorized  shares of all classes of stock that the Company is  authorized  to issue,  from 100  million  shares to 250 million shares,  and to increase the total number of authorized  shares of Class A
                  Common Stock from 100 million shares to 245 million shares (Proposal Two);

         3.       To  consider  and  vote  upon a  proposal  to  amend  the  Company's  Articles  of
                  Incorporation  to create five  million  shares of "Blank  Check"  Preferred  Stock
                  (Proposal Three);

         4.       To  consider  and  vote  upon a  proposal  to  amend  the  Company's  Articles  of
                  Incorporation to change the Company's name to "Brightec, Inc." (Proposal Four);

         5.       To consider and vote upon a proposal to adopt a new long-term stock incentive plan
                  (the "2006 Stock  Incentive  Plan")  pursuant to which an  aggregate of 50 million shares of the  Company's  Common Stock will be reserved for issuance and available under such plan (Proposal Five); and

         6.       To  consider  and vote upon such other  matters as may  properly  come  before the special meeting, including proposals to adjorn or postpone the special meeting.

         Stockholders  of record at the close of business on July 28, 2006 are entitled to notice of and to vote at the meeting.

YOUR VOTE IS IMPORTANT.  PLEASE SIGN AND DATE THE ENCLOSED  PROXY CARD AND RETURN IT PROMPTLY IN THE
ENCLOSED RETURN ENVELOPE,  WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL  MEETING.  RETURNING YOUR
PROXY  CARD WILL  ENSURE  THAT YOUR VOTE IS COUNTED  IF YOU LATER  DECIDE NOT TO ATTEND THE  SPECIAL
MEETING.

                                                              By order of the Board of Directors

                                                              /s/ Patrick Planche
                                                              --------------------------------------
                                                              Patrick Planche
                                                              Secretary
July 31, 2006

                                       ADVANCED LUMITECH, INC.
                                 8C PLEASANT STREET S., FIRST FLOOR
                                  SOUTH NATICK, MASSACHUSETTS 01760
                                      ------------------------
                                           PROXY STATEMENT
                                      ------------------------
                                   SPECIAL MEETING OF STOCKHOLDERS
                                    TO BE HELD ON AUGUST 18, 2006

                                            INTRODUCTION

Proxy Solicitation and General Information

         This Proxy  Statement  and the  enclosed  Proxy Card are being  furnished to the holders of common  stock,  par value $.001 per share,  of Advanced  Lumitech,  Inc.  d/b/a  Brightec,  a Nevada
corporation  (which is  sometimes  referred to in this Proxy  Statement as the  "Company,"  "we," or
"us"),  in  connection  with the  solicitation  of proxies by our Board of Directors  for use at the
Special Meeting of  Stockholders  to be held on August 18, 2006, at 10:30 A.M.,  Boston time, at the
Public Meeting Room of the South Natick Public Library, in South Natick,  Massachusetts,  and at any
adjournments or postponements  thereof. This Proxy Statement and the Proxy Card are first being sent to  stockholders  on or about  August 1, 2006.  Our  principal  executive  offices are located at 8C
Pleasant Street S., First Floor, South Natick, MA 01760.

         At the meeting, stockholders will be asked:

         1.       To elect two  members  to serve on the Board of  Directors  until the next  annual meeting of stockholders  and until their successors are duly elected and qualified
                  (Proposal One);

         2.       To  consider  and  vote  upon a  proposal  to  amend  the  Company's  Articles  of
                  Incorporation to increase the total number of authorized  shares of all classes of stock that the Company is  authorized  to issue,  from 100  million  shares to 250 million shares,  and to increase the total number of authorized  shares of Class A
                  Common Stock from 100 million shares to 245 million shares (Proposal One);

         3.       To  consider  and  vote  upon a  proposal  to  amend  the  Company's  Articles  of
                  Incorporation  to create five million  shares of "Blank  Check"  Preferred  Stock;
                  (Proposal Two);

         4.       To  consider  and  vote  upon a  proposal  to  amend  the  Company's  Articles  of
                  Incorporation to change the Company's name to "Brightec, Inc." (Proposal Three);

         5.       To consider and vote upon a proposal to adopt a new long-term stock incentive plan
                  (the "2006 Stock  Incentive  Plan")  pursuant to which an  aggregate of 50 million shares of the  Company's  Common Stock will be reserved for issuance and available under such plan (Proposal Five); and

         6.       To  consider  and vote upon such other  matters as may  properly  come  before the special meeting , including proposals to adjorn or postpone the special meeting.

         The Board of Directors  has fixed the close of business on July 28, 2006 as the record date for the  determination of stockholders  entitled to notice of and to vote at the meeting.  Each such stockholder  will be entitled to one vote for each share of Common Stock held on all matters to come before the meeting and may vote in person or by proxy authorized in writing.

         Stockholders  are requested to complete,  sign, date and promptly return the enclosed Proxy
Card in the  enclosed  envelope.  Proxies  which are not  revoked  will be voted at the  meeting  in accordance with  instructions  contained  therein.  If the Proxy Card is signed and returned without instructions,  the shares will be voted FOR the  election to the Board of  Directors of the nominees named herein (Propasal One) and FOR amending the Company's Articles of Incorporation to increase the total number of  authorized  shares of all classes of stock that the Company is authorized to issue, from 100 million shares to 250 million shares, and to increase the total number of authorized shares of Class A Common Stock (the "Common Stock") from 100 million shares to 245 million shares (Proposal
Two); FOR amending the Company's  Articles of  Incorporation to create five million shares of "Blank
Check" Preferred Stock (the "Preferred Stock") (Proposal Three); FOR amending the Company's Articles of Incorporation to change the Company's name to Brightec, Inc. (Proposal Four); and FOR adoption of the 2006 Stock Incentive Plan (Proposal  Five). A stockholder who so desires may revoke his proxy at any time before it is voted at the  meeting  by: (i)  delivering  written  notice to us  (attention:
Secretary);  (ii) duly  executing  and  delivering a proxy  bearing a later date; or (iii) casting a ballot at the meeting.  Attendance at the meeting will not in and of itself  constitute a revocation of a proxy.

         The Board of Directors  knows of no other matters that are to be brought before the meeting other than as set forth in the Notice of  Meeting.  If any other  matters  properly  come before the meeting,  the persons named in the enclosed Proxy Card or their  substitutes will vote in accordance with their best judgment on such matters.

RECORD DATE; SHARES OUTSTANDING AND ENTITLED TO VOTE

         Only  stockholders  as of the close of business on July 28,  2006 (the  "Record  Date") are entitled to notice of and to vote at the  meeting.  As of the Record  Date,  there were  100,000,000 shares of our Common Stock  outstanding  and entitled to vote, with each share entitled to one vote.
See "Security  Ownership of Certain Beneficial Owners and Management" for information  regarding the beneficial ownership of our Common Stock by our directors, executive officers and stockholders known to us to own 5% or more of our Common Stock.

         Our Common Stock is quoted on the OTC Pink Sheets  Electronic  Quotation  Service under the symbol  "ADLU.PK".  On July 18,  2006,  the  average  of high and low bids for our  Common  Stock as reported by OTC Pink Sheets Electronic Quotation Service was $0.06. Stockholders are urged to obtain the current market quotation for the shares of our Common Stock.

REQUIRED VOTES

         The presence at the Special Meeting,  in person or by duly authorized proxy, of the holders of a majority  of the  outstanding  shares of stock  entitled to vote  constitutes  a quorum for the transaction of business. Each share of the Company's Common Stock entitles the holder to one vote on each matter presented for stockholder  action. The affirmative vote of a plurality of the votes cast in person or by proxy is necessary for the election of directors  (Proposal  One).  The  affirmative vote of the  stockholders  holding a majority of the outstanding  shares of Common Stock is required for approval of (i)  amending  the  Company's  Articles of  Incorporation  to increase the number of shares of the Company's  authorized capital stock to 250 million shares, of which 245 million shares will be Common Stock and five million shares will be Preferred Stock (Proposals Two and Three),  and
(ii) amending the Company's Articles of Incorporation to change the Company's name to Brightec, Inc.
(Proposal  Four). The affirmative vote of a majority of the votes cast is necessary for the approval of the 2006 Stock Incentive Plan (Proposal Five).

         An independent  inspector of elections  appointed by us will tabulate votes at the meeting.
Since the  affirmative  vote of the  stockholders  holding a majority of the  outstanding  shares of
Common Stock is required for the approval of (i) amending the Company's Articles of Incorporation to increase the number of shares of the Company's  authorized  capital stock to 250 million shares,  of which 245 million  shares will be Common  Stock and five  million  shares  will be  Preferred  Stock
(Proposals Two and Three),  and (ii) amending the Company's  Articles of Incorporation to change the
Company's name to Brightec,  Inc. (Proposal Four),  abstentions and "broker non-votes" will have the same effect as a negative  vote,  on the outcome of the voting for  Proposals  Two,  Three and Four.
Since the affirmative vote of a majority of the votes cast is necessary for the approval of the 2006
Stock  Incentive Plan (Proposal  Five),  an abstention will have the same effect as a negative vote, but "broker non-votes" will have no effect on the outcome of the voting for Proposal Five.

         Brokers  holding  shares for  beneficial  owners must vote those  shares  according  to the specific  instructions  they  receive  from  beneficial  owners.  If specific  instructions  are not received,  brokers may be  precluded  from  exercising  their  discretion,  depending on the type of proposal involved. Shares as to which brokers have not exercised discretionary authority or received instructions  from  beneficial  owners are considered  "broker  non-votes,"  and will be counted for purposes of determining whether there is a quorum.

                                                -2-

PROXY SOLICITATION

         The  Company  will bear the costs of the  solicitation  of  proxies  for the  meeting.  Our directors,  officers  and  employees  may solicit  proxies  from  stockholders  by mail,  telephone, telegram,  e-mail, personal interview or otherwise. Such directors,  officers and employees will not receive additional  compensation but may be reimbursed for out-of-pocket expenses in connection with such  solicitation.  Brokers,  nominees,  fiduciaries  and other  custodians  have been requested to forward soliciting  material to the beneficial owners of our Common Stock held of record by them and such parties will be reimbursed for their reasonable expenses.

         IT IS DESIRABLE  THAT AS LARGE A PROPORTION AS POSSIBLE OF THE  STOCKHOLDERS'  INTERESTS BE
REPRESENTED AT THE MEETING.  THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SIGN
AND RETURN THE ENCLOSED PROXY CARD TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT
AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON BY GIVING WRITTEN
NOTICE TO THE COMPANY'S SECRETARY. PLEASE RETURN YOUR EXECUTED PROXY CARD PROMPTLY.

                           BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK BY
                           DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS

         The following table sets forth as of the Record Date the number of shares and percentage of our Common  Stock owned by (i) each person known to us to  beneficially  own five percent or more of our Common Stock,  (ii) each of our directors,  (iii) each of our executive  officers,  and (iv) our executive officers and directors as a group.  Unless otherwise  indicated,  each of the stockholders shown  in the  table  below  has sole  voting  and  investment  power  with  respect  to the  shares beneficially owned. Unless otherwise indicated,  the address of each person named in the table below is c/o Advanced Lumitech,  Inc. d/b/a Brightec, 8C Pleasant Street S., First Floor, South Natick, MA
01760.

                                                                               Amount and
                                                                               nature of
                                                                               beneficial
Name                                                                          ownership (1)  Percentage (2)
----                                                                          -------------  --------------

Patrick Planche (3)                                                              3,536,130       3.5%

President, Chief Executive Officer, Treasurer, Secretary and Director

David J. Geffen(4)                                                              28,490,058      28.5%

Director

All directors, nominees for directors and executive officers as a group (two    32,026,188      32.0%
persons)

Additional 5% Stockholders
Jeffrey Stern Revocable Trust (5)
    44 Eliot Hill Road                                                           8,114,168       8.1%
    Natick, MA

James J. Galvin and Peggy Galvin(6)
    9 Blue Stone Path                                                            8,857,144       8.8%
    Natick, MA

Jose Canales la Rosa (7)
    Oostrikkerdijk 21 A                                                          7,473,500       7.5%
    5595 SC Leende
  The Netherlands * Less than 1%.

                                                -3-

(1)      As used in this table, a beneficial owner of a security  includes any person who,  directly or indirectly, through contract, arrangement, understanding,  relationship or otherwise has or shares (a) the power to vote, or direct the voting of, such  security or (b)  investment power which includes the power to dispose,  or to direct the disposition of, such security.
         In addition, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days.

(2)      Percent is based on 100 million shares of Common Stock outstanding as of July 18, 2006.
         2006.

(3)      Excludes a ten-year  qualified option to purchase  12,000,000  shares of Common Stock at an exercise price of $0.12 per share,  which the Company  agreed to award in 2005,  subject to the Company  increasing the number of shares of its authorized  Common Stock to accommodate such grant.  Also excludes  77,620 shares of Common Stock  previously  owned by Mr. Planche which he  permitted  the  Company to redeem in order to allow the  Company  to fulfill  its commitments  to issue shares in exchange for a commitment  to issue to him a like number of shares when available for issuance.

(4)      Includes  3,000,000  shares of Common Stock owned of record by Geffen  Construction  Profit
         Sharing Plan, of which David J. Geffen is the primary beneficiary. Also excludes 16,267,145 shares of Common Stock  previously  owned by Mr.  Geffen which he permitted  the Company to redeem in order to allow the Company to fulfill its commitments to issue shares in exchange for a commitment to issue to him a like number of shares when available for issuance.

(5)      Includes (i)  3,404,166  shares of Common Stock  issuable  upon the exercise of a presently exercisable  warrant at an exercise price of $0.12 a share;  and (ii)  2,000,000  shares of
         Common Stock issuable upon the exercise of a warrant at an exercise price of $0.12 a share.

(6)      Includes  6,536,000 shares of Common Stock owned by Holding Canales b.v. and 937,500 shares of Common Stock owned by Luminescent Europe  Technologies b.v.. Jose Canales la Rosa is the
         majority  stockholder  of Holding  Canales b.v. and is the director of  Luminescent  Europe
         Technologies b.v.

         We are not  aware of any  material  proceedings  to which any of our  directors,  executive officers,  affiliates of the foregoing persons or any security holder, including any owner of record or beneficial owner of more than 5% of any class of our voting securities,  is a party adverse to us or has a material interest adverse to us.

                                                -4-

                                            EQUITY PLANS

         The following table sets forth certain information  regarding the Company's equity plans as at the Record Date.

Plan Category                            (A)                   (B)                          (C)
                                      Number of          Weighted-average     Number of securities remaining
                                   securities to be     exercise price of      available for future issuance
                                     issued upon           outstanding        under equity compensation plans
                                     exercise of        options, warrants   (excluding securities reflected in
                                     outstanding            and rights                  column (A))
                                  options, warrants
                                      and rights

------------------------------   --------------------   ------------------  ------------------------------------
Equity compensation plans
approved by security holders              0                    N/A                          N/A

Equity compensation plans not         30,167,077
approved by security holders     (1)(2)(3)(4)(6)(7)           $0.132                   3,800,000 (8)
                                 --------------------
Total                                 30,167,077                                       3,800,000
                                 ====================                       ---------------------------

(1)  Includes options issued under the 1999 Stock Option/Stock Issuance Plan (the "1999 Plan").

(2)  Includes  (i)  3,404,166  shares of Common  Stock  issuable  upon the  exercise  of a presently exercisable  warrant at an exercise  price of $0.12 a share and expiring on April 27, 2008; and
     (ii)  2,000,000  shares of Common Stock  issuable upon the exercise of a presently  exercisable warrant at an exercise price of $0.12 a share and expiring on January 26, 2009.

(3)  Includes  a 10-year  non-qualified  option to  purchase  500,000  shares of Common  Stock at an exercise price of $0.001 per share, which the Company agreed to award to a former consultant of the Company in 2004,  subject to the Company  increasing the number of shares of its authorized
     Common Stock to accommodate such grant.

(4)  Includes a three-year  non-qualified  option to purchase 4,462,911 shares of Common Stock at an exercise price of $0.10 per share,  which the Company agreed to award to a former consultant in
     2004,  subject to the Company increasing the number of shares of its authorized Common Stock to accommodate  such grant.  This  agreement was made in connection  with the settlement of claims made by the former consultant against the Company.

(5)  Includes  a ten-year  qualified  option to  purchase  12,000,000  shares of Common  Stock at an exercise  price of $0.12 per  share,  which  the  Company  agreed  to award in 2005 to  Patrick
     Planche, our President, Chief Executive Officer, Treasurer,  Secretary and Director, subject to the Company  increasing the number of shares of its authorized Common Stock to accommodate such grant.

(6)  Includes two ten-year  qualified options to purchase an aggregate of 6,000,000 shares of Common
     Stock at an exercise price of $0.12 per share, which the Company agreed to award in 2005 to two employees of the Company.  The grant of such options is subject to the Company  increasing  the number of shares of its authorized Common Stock to accommodate such grant.

(7)  Includes a ten-year non-qualified option to purchase an aggregate of 2,000,000 shares of Common
     Stock at an exercise price of $0.12 per share,  awarded in 2005 to Francois  Planche,  a former member of the Company's board of directors. The grant of such options is subject to the Company increasing the number of shares of its authorized Common Stock to accommodate such grant.

(8)  Consists of the shares of our Common Stock reserved for future issuance under the 1999 Plan; if the 2006 Stock Incentive Plan is approved by our stockholders,  these shares will not be issued under the 1999 Plan. See "Proposal 5--Approval of 2005 Stock Incentive Plan--Effective Date."

                                                -5-

                                            PROPOSAL ONE

                                        ELECTION OF DIRECTORS

         Our Articles of  Incorporation  and Bylaws require that we have at least one person serving on our Board of Directors. Under the Bylaws, the number of directors is established by resolution of the Board of Directors.  The Board has determined that effective at the time of the special meeting, the number of directors of the Company shall be two.

         Our directors are elected annually at the annual meeting of stockholders.  Their respective terms of office  continue until the next annual meeting of stockholders  and until their  successors have been elected and qualified in accordance with our Bylaws.  The Company's last annual meeting of stockholders  took  place on May 28,  1999.  There  are no  family  relationships  among  any of our directors or executive officers.

         Unless otherwise  specified,  each proxy received will be voted for the election of the two nominees  named below to serve until the next annual  meeting of  stockholders  (or special  meeting called for,  among other things,  the election of directors) and until their  successors  shall have been duly elected and  qualified.  Each of the nominees has  consented to be named a nominee in this
Proxy Statement and to serve as a director if elected. Should any nominee become unable or unwilling to accept a nomination or election,  the persons named on the enclosed  Proxy Card will vote for the election of a nominee  designated  by the Board of Directors or will vote for such lesser  number of directors as may be prescribed by the Board of Directors in accordance with our Bylaws.

         The  following  persons have been  nominated by the Board of Directors to be elected by the stockholders as the directors of the Company:

         Patrick Planche,  age 42, has served as President,  Chief Executive Officer, and a Director
of the Company since August 1998. Mr.  Planche is also the  President,  a Director and co-founder of the Company's wholly owned subsidiary,  Brightec SA, which was organized in 1992. Brightec SA is the legal owner of the patents and trademarks used by the Company in connection with its business.

         David J.  Geffen,  age 51, has served as a Director  of the Company  since April 28,  2005.
During the last five years,  Mr.  Geffen has been the  president  and owner of Geffen  Construction,
Inc., a residential construction contracting company.

         The Board of Directors has not appointed a nominating committee at the present time, as the
Board consists of only two directors. See "Governance of the Company - Corporate Governance," below.

         The affirmative  vote of a plurality of the votes cast in person or by proxy at the special meeting of stockholders is necessary for the election of directors  (assuming a quorum of a majority of the outstanding shares of Common Stock is present).

         THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE ABOVE-NAMED DIRECTOR NOMINEES.

                                      GOVERNANCE OF THE COMPANY

CORPORATE GOVERNANCE

         Currently, due to the Company's small size and limited operations, we do not have an Audit,
Nominating or  Compensation  Committee of our Board of Directors,  and the entire Board of Directors acts and performs the equivalent functions of these committees.

         The  Company  has not yet  adopted  codes  of  ethics  and  conduct,  corporate  governance guidelines,  committee  charters,  complaint  procedures for accounting and auditing  matters and an
Audit Committee pre-approval policy, a code of ethics applicable to its principal executive officer, principal  financial officer,  principal  accounting  officer or controller.  The Company expects to examine its corporate  governance  and other  policies and  procedures  that will relate to a larger enterprise  at such  time as it is able to  attract  additional  qualified  members  to its Board of
Directors.  Following  such  examination,  the  Company  expects to adopt such codes,  policies  and guidelines.

                                                -6-

BOARD OF DIRECTORS

         Our Board of Directors is currently comprised of the following two members: Patrick Planche and David J. Geffen. During fiscal 2005, the Board of Directors held three meetings,  and all of the directors  then in office  attended  at least 75% of the total  number of  meetings  of the Board of
Directors. The Company's last annual meeting of stockholders took place on May 28, 1999.

DIRECTOR INDEPENDENCE

         The Company is not a listed issuer (as defined by Rule 10A-3 of Securities  Exchange Act of
1934, as amended (the  "Exchange  Act")).  However,  none of the members of the  Company's  Board of
Directors meet the definitions of "independence"  established by the revised listing requirements of the NASDAQ National Stock Market or Section 10A(m)(3) of the Exchange Act.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

         Stockholders may send communications to the Board of Directors or any other  non-management director by writing to the Board or any such director at Advanced Lumitech,  Inc., c/o the Secretary at 8C Pleasant  Street,  First Floor,  South Natick,  MA 01760.  The Secretary  will  distribute all stockholder  communications  to the intended  recipients  and/or  distribute to the entire Board, as appropriate.

COMPLAINT PROCEDURES

         Complaints  and concerns  about  accounting,  internal  accounting  controls or auditing or related matters  pertaining to the Company may be submitted by writing to the attention of the Board of Directors or any other  non-management  director by writing to the Board or any such  director at
Advanced  Lumitech,  Inc., c/o the Secretary at 8C Pleasant Street,  First Floor,  South Natick,  MA
01760. Complaints may be submitted on a confidential and anonymous basis by sending them in a sealed envelope marked "Confidential."

COMPENSATION OF DIRECTORS

         The Company does not  currently  pay cash or other  compensation  to David J.  Geffen,  its non-employee  director.  Mr. Planche receives compensation as described hereinafter under "Executive
Compensation." See, also, Certain Relationships and Related Transactions."

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

         No  director,  executive  officer,  or person  nominated  to become a director or executive officer has,  within the last five years:  (i) had a bankruptcy  petition filed by or against,  or a receiver,  fiscal agent or similar officer appointed by a court for, any property or any business of such person or entity with respect to which such person was a general  partner or executive  officer either at the time of the bankruptcy or within two years prior to that time;  (ii) been convicted in a criminal  proceeding or is currently subject to a pending criminal  proceeding  (excluding traffic violations  and other minor  offenses);  (iii) been  subject to any order,  judgment or decree,  not subsequently reversed, suspended or vacated, of any court of competent jurisdiction,  permanently or temporarily  enjoining,  barring,  suspending or otherwise  limiting his  involvement in any type of business,  securities  or banking  activities  or practice;  (iv) been found by a court of competent jurisdiction (in a civil action),  the Securities and Exchange  Commission (the "Commission") or the
Commodity  Futures Trading  Commission to have violated a federal or state securities or commodities law, and the judgment has not been subsequently reversed, suspended or vacated.

AUDIT COMMITTEE

         The Company does not presently have an Audit Committee.  The Board of Directors selects the
Company's  independent  auditors,  pre-approves  all  services to be  performed  by the  independent auditors, and analyzes the reports and recommendations of such auditors. The Board also monitors the adequacy and effectiveness of our financial controls and reporting procedures and the performance of the independent  auditors.  The Board met two times and acted two times by unanimous written consent during fiscal 2005 with respect to the foregoing matters.  The Board of Directors expects to adopt a new charter for the Audit Committee and appoint an Audit committee before December 31, 2006.

                               PRINCIPAL ACCOUNTANT FEES AND SERVICES

         Aggregate  fees for  professional  services  rendered for the Company by Carlin,  Charron &
Rosen, LLP, for the fiscal years ended December 31, 2005 and 2004 were:

                                         2005                 2004
                                         ----                 ----
Audit Fees                             $54,300              $32,500
Audit Related Fees                           0                    0
Tax Fees                                     0                    0
All Other Fees                               0                    0
                                       -------              -------
Total                                  $54,300              $32,500

                                                -7-

AUDIT FEES

         The Audit Fees for the years  ended  December  31,  2005 and 2004,  respectively,  were for professional services rendered for the audit of our consolidated financial statements for the fiscal years  ended  December  31, 2005 and 2004,  as  applicable,  and for the review of our  consolidated financial  statements  included in our quarterly reports on Form 10-QSB for fiscal 2005 and 2004, as applicable.  In addition,  the Audit Fees also includes fees for services  rendered to us by Carlin,
Charron & Rosen, LLP, for statutory and subsidiary audits, consents, income tax provision procedures and assistance with review of documents filed with the Commission.

PRE-APPROVAL POLICY AND PROCEDURES

         In the last two fiscal years,  and to date, the Company has not received any  audit-related services,  tax  services  or other  services  from the firm that acts as the  Company's  independent auditors.  The Board of  Directors  has not  formally  adopted a  pre-approval  policy for all audit services,  audit  related  services,  tax  services  and all other  services  to be  rendered by the
Company's  independent  auditors to the Company.  If the Company were to seek any such services from the Company's independent auditors, the Board would evaluate the scope of such services and the fees expected  to be paid to the  independent  auditors  and would  consider  whether the receipt of such services from, and the payment of fees to, such firm would impair the independence of the auditors.

DISMISSAL OF FORMER PRINCIPAL ACCOUNTANTS

         On June 19,  2006,  the Company  dismissed  Carlin,  Charron & Rosen,  LLP of  Westborough,
Massachusetts, as its independent registered public accounting firm. The report of Carlin, Charron &
Rosen, LLP on the Company's  financial  statements and financial  statement  schedule for the fiscal years ended December 31, 2005 and 2004 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty,  audit scope or accounting principles,  other than with respect to the Company's  ability to continue as a going concern.  The Company's  Board of Directors recommended and approved the decision to change independent registered public accounting firms.

         In connection  with the audits of the Company's  financial  statements  for each of the two most recently  completed fiscal years and through the date hereof,  there have been no disagreements with Carlin,  Charron & Rosen,  LLP on any matter of accounting  principles or practices,  financial statement  disclosure or auditing scope or procedure,  which  disagreements,  if not resolved to the satisfaction of Carlin,  Charron & Rosen, LLP, would have caused it to make reference to the subject matter of such disagreements in connection with its audit report. There were no reportable events as defined in Item  304(a)(1)(iv)  of  Regulation  S-B,  except that Carlin,  Charron & Rosen,  LLP has advised the Company of material  weaknesses in internal control over financial reporting relating to
(1) accurately  recording  day-to-day  transactions,  (2) the lack of segregation of duties, (3) the approval of significant  transactions in a timely manner by the Company's board of directors and (4)
the  preparation of its financial  statements in an accurate and timely  fashion.  If the Company is unable to raise additional capital,  it will not have sufficient  resources to implement an adequate system of internal  management  and  financial  controls and will be unable to hire  employees  with adequate financial and accounting experience.  The Company has given permission to Carlin, Charron &
Rosen,  LLP to respond fully to the inquiries of the successor  auditor,  including  concerning  the subject matter of this reportable event. The Company has requested that Carlin, Charron & Rosen, LLP furnish  the Company  with a letter  addressed  to the SEC stating  whether it agrees with the above statements.

         We are not asking  stockholders to ratify the  appointment of an independent  accountant to audit our financial statements for fiscal year 2006.  Ratification of the independent  accountant is not required by our Bylaws or applicable law.  Representatives of Carlin,  Charron & Rosen, LLP, who
acted as independent  accountant for the years ended December 31, 2005 and 2004, are not expected to be present at the special meeting.

                                          EXECUTIVE OFFICER

         Our only executive officer is Mr. Patrick Planche,  42, who is our Chief Executive Officer,
President and Treasurer.  The executive  officer is appointed by and serves at the discretion of the
Board of  Directors  of the  Company.  See the table of  nominees  for  election  as  directors  for biographical data with respect to Mr. Planche.

                                       EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following summary  compensation table sets forth information  concerning the annual and long-term  compensation  earned  for the  periods  presented  below by  Patrick  Planche,  our chief executive officer, president and treasurer (the "Named Executive Officer"). During Fiscal 2005 there were no executive  officers or  significant  employees of the Company  whose annual salary and bonus exceeded $100,000.

                                                -8-

                                  ANNUAL COMPENSATION           LONG-TERM COMPENSATION
                             ------------------------------    ------------------------
Name and Principal Position  Year      Salary      Bonus     Securities
                                                             Underlying        All other
                                                              Options        Compensation
                             ----       --------   -------   ------------    ------------
Patrick Planche              2005         $4,000        $0    12,000,000(1)           $0
CEO, President and Treasurer 2004       $156,000         0              0              0
                             2003        $85,000         0              0              0

(1)      Does not  include  the award of an option to  purchase  2,000,000  shares of the  Company's common stock to Mr. Francois Planche,  who is a brother of the Chief Executive Officer. See the second paragraph under "Option Grants" below for more information about these options.

         As of December 31, 2005, 2004 and 2003, a loan with a principal balance of $250,000 was due to the Company  from  Patrick  Planche.  This loan is due no later than  December  31,  2011,  bears interest at a fixed rate of 5.05% and is  full-recourse.  Interest on the loan is due  annually.  No interest  payments  on such  loan  have  been  made  by Mr.  Planche  to the  Company  to date  and, accordingly, net accrued interest was receivable from Mr. Planche of $50,331, $38,750, $25,123 as of
December 31, 2005, 2004 and 2003, respectively.

OPTION GRANTS

         The Company's  1999 stock  option/stock  issuance  plan (the "1999 Plan")  provides for the grant by the  Company  of  options,  awards or  rights to  purchase  up to  5,000,000  shares of the
Company's  Common Stock.  As of December 31, 2005,  options to purchase an aggregate of 2,800,000 of the  Company's  Common  Stock had been  granted  under the 1999 Plan,  of which  options to purchase
1,600,000  shares of the  Company's  Common Stock had been  cancelled,  options to purchase  200,000 shares of the Company's Common Stock had been exercised and options to purchase  1,000,000 shares of the Company's  Common Stock remained  outstanding  and are exercisable at an exercise price of $0.50 per share. At December 31, 2005, 3,800,000 shares of the Company's Common Stock remain available for grant under the 1999 Plan.  No options or other rights have been  granted  under the 1999 Plan since
1999. In addition to the 1999 Plan, in 2004, the Company granted a non-qualified  option to purchase
4,462,911  shares of the Company's  Common Stock at an exercise price of $0.10 per share to a former consultant in settlement of claims made by the former consultant against the Company.  The option is fully vested and is exercisable for a period of three years.

         In 2005, the Company also granted,  subject to shareholder approval,  non-qualified options at an exercise  price of $0.12 per share to purchase  12,000,000  shares of Common  Stock to Patrick
Planche,  the  Company's  President  and  Chief  Executive  Officer,  together  with two  additional non-qualified  options to two Company  employees to purchase an aggregate of 6,000,000 shares of the
Company's  Common Stock,  each at an exercise  price of $0.12 per share.  The Company also granted a non-qualified option to purchase 2,000,000 shares of the Company's Common Stock at an exercise price of $0.12 per share to Francois Planche, a former director of the Company.  Also in 2005, the Company granted a non-qualified  option to a former  consultant to purchase  500,000 shares of the Company's
Common  Stock at an exercise  price of $.001 per share for a period of ten years,  but vesting  only upon a change of control of the Company.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

         The following table sets forth information concerning stock option grants,  approved by the
Board of Directors,  to the Named Executive Officer for the 2005 fiscal year. The Company granted no stock appreciation rights ("SARs") to the Named Executive Officer during 2005.

OPTIONS GRANTED IN FISCAL 2005

         We granted the following options to our Named Executive Officer during fiscal 2005.

                                 Individual Grants
-------------------------------------------------------------------------------------
Name                                        Percent of
                                               Total
                           Number of          Options
                           Securities       Granted to     Exercise
                           Underlying        Employees     or Base
                            Options          in Fiscal     Price        Expiration
                            Granted            Year        ($/Share)       Date
----------------------    -------------     ------------   -----------  -------------
Patrick Planche             12,000,000 (1)       66.67%          0.12      4/27/2015
-------------------------------------------------------------------------------------

1.       Due to the limitations imposed by the number of shares authorized by the Company's charter, the option to purchase  12,000,000  shares of the  Company's  Common  Stock  granted to Mr.
         Planche cannot be exercised until the Company  obtains the approval of its  stockholders to amend the  Company's  Articles of  Incorporation  to  increase  the number of shares of the
         Company's authorized Common Stock,  sufficient to enable exercise of the option. Subject to the foregoing limitation, the option is fully vested.

                                                -9-

2.       The exercise price per share of options granted  represented at least the fair market value of the  underlying  shares of Common Stock on the date the option was granted as determined by the Board based on the average of the high and low selling price of the Company's Common
         Stock on the date of the grant as  reported on the Over the  Counter  Bulletin  Board "Pink
         Sheets." The exercise price may be paid in cash or in shares of Common Stock valued at fair market value on the exercise  date or may be paid with the proceeds from a same-day sale of the purchased shares.

AGGREGATE OPTION EXERCISES IN FISCAL 2005 AND FISCAL YEAR END OPTION VALUES

         The Named  Executive  Officer did not exercise  any options in the year ended  December 31,
2005, and the option he held was not "in-the-money" as of the year-end.

                   REPORT ON EXECUTIVE COMPENSATION BY THE COMPENSATION COMMITTEE

         The Board of Directors of the Company has not constituted a Compensation Committee from its members and, accordingly, the following is the report of the entire Board of Directors. The Board of
Directors is responsible for reviewing the compensation of the executive officers of the Company.

         COMPENSATION  PHILOSOPHY.  The Company has not developed a formal plan for the compensation of the Company's management,  as its primary focus, and application of working capital, has been the development of its products and markets.  In structuring  any  compensation  program for management, however, the Board of Directors will seek to establish compensation policies that provide management with a performance  incentive,  and that align the interests of senior  management with  stockholder interests.  Such program will include salary and annual  incentives as its basic  components and, in establishing the total amount and mix of these  components of  compensation,  the Board of Directors expects to consider the past  performance  and  anticipated  future  contribution  of each executive officer.

         COMPENSATION  OF EXECUTIVE  OFFICERS.  The Board of  Directors  reviews the salaries of the executive  officers of the Company annually.  The Board has not considered  compensation  levels for comparable  positions  at similar  companies  in  determining  compensation  levels for  management.
Instead, compensation levels for executive officers have been based on the Board's assessment of the
Company's  liquidity and  corresponding  ability to compensate its executive  officers at any level.
There are no employment contracts or agreements in effect for any officer of the Company.

         ANNUAL INCENTIVES.  The Board historically has never approved or, thus far, even considered an  executive  incentive  plan which  would  provide  executive  officers  of the  Company  with the opportunity to earn specified  percentages of their base salary based upon targeted  financial goals or the  achievement  of  individual  objectives  and a  subjective  assessment  of  the  executive's performance.  There were no incentive  awards or bonuses paid in the fiscal year ended  December 31,
2005.

         COMPENSATION OF THE CHIEF EXECUTIVE  OFFICER.  Mr. Patrick Planche's salary for fiscal year ended  December  31, 2005 was  determined  by the Board  based upon the  Company's  working  capital limitations, and was not intended to reflect the Board's view of his value to the Company.

                                                              Submitted by the Board of Directors:

                                                              Patrick Planche
                                                              David J. Geffen

                       SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section  16(a) of the Exchange  Act requires the  Company's  Directors  and  officers,  and persons who own more than 10% of a  registered  class of the  Company's  equity  securities  to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers,
Directors  and  greater-than-10%  stockholders  are required by Securities  and Exchange  Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Solely based on the Company's  review of the copies of the forms  received by it during the fiscal year ended December 31, 2005 and written representations that no other reports were required, the Company  believes that,  except for the failure of David Geffen to timely file two Form 4s, each person who, at any time during such fiscal year, was a Director, officer or beneficial owner of more than 10% of the Company's  Common Stock complied with all Section 16(a) filing  requirements  during such fiscal year.

                                        EMPLOYMENT AGREEMENTS

         We have not entered into an employment agreement with our Name Executive Officer.

                                                -10-

                           CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         At December 31,  2004,  $20,000 was owed to LET b.v.,  whose  principal  shareholder,  Jose
Canales La Rosa ("Canales") is a shareholder of the Company.  This debt is related to the repurchase of certain licenses granted by the Company to LET b.v. for the use and exploitation of the Company's
Luminescent  Products.  In April 2005, the Company and LET b.v.  agreed to settle this obligation by issuing 100,000 shares of the Company's Common Stock, valued at $20,000, or $0.20 per share.

         As of December 31, 2005 and 2004, a loan with a principal  balance of $250,000 was due from
Patrick Planche to the Company.  This loan is due no later than December 31, 2011, bears interest at a fixed  rate of 5.05% and is  full-recourse.  Interest  on the loan is due  annually.  No  interest payments on such loan have been made by Mr.  Planche to the Company to date. As of December 31, 2005 and 2004, net accrued interest was receivable from Mr. Planche of $50,331 and $38,750, respectively.

         At December  31, 2005 and 2004,  the Company  owed  Patrick  Planche  $114,472 and $55,196, respectively,  in connection with advances made by Mr. Planche to the Company during such years. All such loans bore interest at the Internal  Revenue  Service  short term  "Applicable  Federal  Rate."
During  fiscal 2005 and 2004,  the Company  recognized  net interest  income of $10,867 and $13,627, respectively, on the above note receivable and advances.

         During the year ended December 31 2004, Geffen Construction,  Inc., a company owed by David
Geffen,  the Company's  principal  stockholder,  received  compensation in the amount of $37,500 for consulting  services  provided by Mr.  Geffen to the Company.  In fiscal years 2005 and 2004,  David
Geffen also earned additional compensation in the amount of $56,667 and $52,500,  respectively,  for consulting services provided to the Company.

         In December 2002, the Company borrowed $50,000 from David Geffen,  the Company's  principal stockholder,  under a convertible  demand promissory note, which bore interest at 8% and was payable in full on demand within one year. The  principal,  if not paid within thirty days of when due, bore interest at the rate of 10%. The note was  convertible  into that number of shares of the  Company's
Common Stock  determined  by dividing the unpaid  principal  amount,  together  with all accrued but unpaid interest on the note at the conversion  date, by $0.10,  subject to certain  adjustments.  At
December 31, 2004, $50,000 was outstanding under this note and accrued interest of $3,575 was due by the Company. In February 2005, the Company repaid the $50,000 principal of this note in full and all accrued interest on this note was paid in full to Mr. Geffen in March 2005.

         In early 2003,  the Company issued a second  convertible  demand  promissory  note to David
Geffen,  to borrow up to an additional  $55,000 with the same terms as provided in the December 2002 note with Mr.  Geffen,  except that the interest rate on the second note is fixed at 8%. At December
31, 2004,  $50,000 was outstanding  under this note and accrued interest of $2,997 was due. In April
2005, the Company repaid this note together with all accrued interest in full.

         In December 2004, Mr. Geffen advanced the Company $9,000,  on a non-interest  bearing basis which was repaid by the Company in January 2005.

         On December 22, 2004,  the Company  entered into an  agreement  with Patrick  Planche,  the
Company's  President,  pursuant to which the Company redeemed 77,620 shares of Common Stock owned of record by Mr.  Planche,  in order to allow the Company to issue  shares of Common Stock to investors that held subscriptions for shares of Common Stock which could not be issued because the Company had issued the maximum number of shares of Common Stock authorized under its Articles of  Incorporation.
Under the agreement,  Mr. Planche  received no  consideration  for the redemption of his securities.
Upon the amendment of the Company's Articles of Incorporation increasing its authorized but unissued shares of Common Stock, the Company has agreed to issue 77,620 shares of Common Stock to Mr. Planche for no additional consideration.

         On April 6, 2005 and on December 20, 2005, the Company entered into an agreement with David
Geffen,  a director  of the  Company and its  principal  shareholder,  pursuant to which the Company redeemed 15,767,145 shares and 500,000 shares  respectively,  of Common Stock owned of record by Mr.
Geffen,  in order to allow  the  Company  to issue  shares of Common  Stock to  investors  that held subscriptions  for shares of Common  Stock which could not be issued  because the Company had issued the maximum number of shares of Common Stock authorized under its Articles of  Incorporation.  Under the agreement,  Mr. Geffen received no consideration for the redemption of his securities.  Upon the amendment of the Company's  Articles of Incorporation  increasing its authorized but unissued shares of Common  Stock,  the Company has agreed to issue  15,767,145  shares and 500,000  shares of Common
Stock to Mr. Geffen for no additional consideration.

                                                -11-

         As of December 31, 2004,  $166,491 was outstanding in connection with an agreement  entered into in 2002 with Clairelyse Marini, the mother-in-law of the Company's  President pursuant to which
Mrs.  Marini  paid the  Company's  obligations  to Credit  Suisse in the  amount of  $121,914.  This agreement  provided for the repayment of 2,000 Swiss francs of principal  each January 1 and July 1, together  with accrued  interest on the unpaid  balance  payable  quarterly at the rate of 4.25% per annum.  The Company  recorded  interest expense with respect to this obligation for 2005 and 2004 of
$4,596 and $7,562, respectively. This obligation was denominated in Swiss francs and at each balance sheet date the  outstanding  debt was  translated  to U.S.  dollars and any required  adjustment  is recorded in the cumulative  translation  adjustment account within the equity section of the balance sheet.  During the year ended December 31, 2005, the Company's  President assumed personal liability for the repayment of this debt in exchange for the Company's agreement to pay the same amount to the
Company's  President and the agreement of the President's  mother-in-law to release the Company from any requirement to repay this obligation, and, accordingly, the balance of the debt, translated into
U.S.  dollars at December 31,  2005,  $149,880  has been  included in the amount of  "Advances  from related parties" on the balance sheet of $114,472 at December 31, 2005.

         On October 3, 2003,  the Company  sold  1,785,715  shares of Common  Stock and a warrant to purchase  3,571,430  shares of Common Stock,  at an exercise price of $0.07 per share,  to James and
Peggy Galvin for an aggregate purchase price of $125,000. On November 5, 2003 and November 24, 2003,
James and Peggy  Galvin  exercised  warrants to purchase an  aggregate  of  3,571,430  shares of the
Company's Common Stock for an aggregate exercise price of $250,000. On November 5, 2003, in exchange for the exercise of the warrants,  the Company granted James and Peggy Galvin an additional  warrant to  purchase  3,500,000  shares of Common  Stock at an  exercise  price of $0.10 per share that were exercised on January 24, 2004.

         In December 2005, Mr. Jeffrey Stern advanced the Company $8,500, on a non-interest  bearing basis.

                                            PROPOSAL TWO

                              AMENDMENT TO ARTICLES OF INCORPORATION TO
     INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF ALL CLASSES OF STOCK THAT THE COMPANY IS
    AUTHORIZED TO ISSUE, FROM 100 MILLION SHARES TO 250 MILLION SHARES, AND TO INCREASE THE TOTAL
                                NUMBER OF AUTHORIZED SHARES OF COMMON
                         STOCK FROM 100 MILLION SHARES TO 245 MILLION SHARES

GENERAL

         The Company is currently validly  authorized to issue 100 million shares having a par value of $.001 per share,  of which 100 million shares is designated as "Class A Common Stock".  The Board of Directors has  unanimously  approved,  and recommended to the  stockholders,  an amendment to the
Company's  Articles of  Incorporation  to increase the number of shares of the Company's  authorized capital stock to 250 million shares, and to increase the total number of authorized shares of Common
Stock to 245 million shares.  The Board of Directors has determined that this amendment is advisable and should be adopted by the stockholders.  Because, as described elsewhere in this Proxy Statement, additional changes to the Articles of Incorporation have been proposed, in addition to the amendment proposed hereby,  stockholders should review the proposed amendments as set forth in the Certificate of Amendment to our Articles of Incorporation attached hereto as Appendix A.

OTHER AMENDMENT TO ARTICLES OF INCORPORATION

         If this amendment is approved,  our Articles of  Incorporation  would be amended to provide that the total number of  authorized  shares of all classes of stock which the Company is authorized to issue is 250 million  shares,  of which 245 million  shares will be Common  Stock.  Also, as more fully described in Proposal Three, in connection with the increase in the total number of authorized shares,  the  Company  is asking  the  stockholders  to  approve an  amendment  to our  Articles  of
Incorporation to create five million shares of Preferred Stock.

         Please note that Proposal  Three is contingent on the passage of Proposal Two. In the event this Proposal Two does not receive approval of a majority of the outstanding shares of Common Stock,
Proposal Three will not be eligible for approval and will be withdrawn.

         The  Board of  Directors  believes  that  these  proposed  amendments  to our  Articles  of
Incorporation  will provide several long-term  advantages to the Company and its  stockholders.  The passage of these amendments might enable us to pursue  acquisitions or enter into transactions which the Board of  Directors  believes  provide  the  potential  for growth  and  profit.  If  additional authorized shares are available,  transactions dependent upon the issuance of additional shares will be less  likely  to be  undermined  by delays  and  uncertainties  occasioned  by the need to obtain stockholder  authorization to provide for the shares necessary to consummate such transactions.  The ability  to issue  shares,  as the  Board of  Directors  determines  from  time to time to be in the
Company's  best  interests,  will also permit the Company to avoid the extra expenses which would be incurred in holding  special  stockholders  meetings  solely to approve an increase in the number of shares which the Company has the authority to issue.

         If the proposed  amendments to our Articles of  Incorporation  as outlined in Proposals One and Two are  approved  by the  stockholders,  the Board of  Directors  will cause a  Certificate  of
Amendment to our Articles of Incorporation  reflecting the amendment(s) adopted to be filed with the
Secretary of State of Nevada, and such Certificate of Amendment will be effective upon its filing.

VOTE REQUIRED

         Under applicable Nevada law, the affirmative vote of the stockholders holding a majority of the  outstanding  shares of Common Stock is required  for approval of the proposed  amendment to the
Company's Articles of Incorporation to increase the total number of authorized shares of all classes of stock that the Company is authorized to issue, from 100 million shares to 250 million shares, and to  increase  the  total  number  of  authorized  shares  of  Common  Stock to 245  million  shares.
Consequently, abstentions from voting on the proposal and broker non-votes will have the same effect as a negative vote on this proposal.

                                                -12-

PURPOSES AND EFFECTS OF THE PROPOSAL

         If approved, the proposed amendment would increase the total number of authorized shares of all classes of stock that the Company is authorized to issue, from 100 million shares to 250 million shares,  and to increase  the total  number of  authorized  shares of Common  Stock from 100 million shares to 245 million shares.  On July 18,  2006, 100 million shares of the Company's Common Stock were issued and outstanding and held of record by 707 registered stockholders.

         The  proposed  increase  in the Common  Stock the Company is  authorized  to issue has been recommended  by the Board of Directors  to assure that an adequate  supply of  authorized,  unissued shares of Common  Stock is  available  for  general  corporate  needs  and to  provide  the Board of
Directors  with the necessary  flexibility  to issue Common Stock in connection  with  acquisitions, merger transactions or financings without the expense and delay incidental to obtaining  stockholder approval of an amendment to the Articles of Incorporation at the time of such action,  except as may be required for a particular  issuance by  applicable  law or by the rules of any stock  exchange on which our securities may then be listed.  The  additional  authorized  shares of Common Stock may be used for such purposes as raising  additional  capital,  the financing of an acquisition or business combination,  stock splits and stock dividends, and employee, executive and director benefits plans.
Such shares would,  however,  be available for issuance without further action by the  stockholders, unless required by applicable law.

         As of July 18, 2006,  we have  commitments  with  respect  to the  issuance  of  23,432,267 additional  shares of Common  Stock.  16,267,145  of such shares of Common Stock are issuable to our director  David J. Geffen,  and 77,620 of such shares of Common Stock are issuable to our President,
Chief Executive Officer,  Treasurer,  Secretary and Director Patrick Planche and represent shares of
Common Stock previously  owned by them which they permitted the Company to redeem.  This was done in order to permit the Company to fulfill its  commitments  to issue  shares to various  investors  and consultants  when the Company  otherwise  had no  authorized  shares of Common Stock  remaining  for issuance.  In  consideration of Mr. Geffen and Mr. Planche agreeing to the redemption of such shares of Common Stock,  we have agreed to reissue such  redeemed  shares upon an increase in the number of authorized shares of Common Stock that we may issue to accommodate such issuance.

         Additionally, as disclosed above in the table under the heading "Equity Plans", as of ____,
2006, we have agreed to award options to purchase an aggregate of 19,562,911 shares of Common Stock, the grant of which is  subject to the  Company  increasing  the  number of shares of its  authorized
Common Stock  pursuant to the adoption of the  amendment to our Articles of  Incorporation.  We have agreed to award to Patrick Planche  12,000,000  shares of our Common Stock issuable upon exercise of such options.

         The additional  shares of Common Stock for which  authorization is sought would become part of the  existing  class of Common  Stock and would be identical to the shares of the Common Stock of the  Company  now  authorized,  issued and  outstanding.  Holders  of our  Common  Stock do not have preemptive rights to subscribe for additional  securities which may be issued by us. The issuance of additional  shares of our Common  Stock  may,  among  other  things,  have a dilutive  effect on the earnings  per share and on the equity and voting  power of existing  holders of our Common Stock and may adversely affect the market price of our Common Stock.  Our Articles of  Incorporation  does not require further  approval of stockholders  prior to the issuance of any additional  shares of Common
Stock.

         The Board of  Directors  also  believes it is  desirable  to increase  the number the total number of shares of all classes of stock the Company is authorized  to issue,  to permit the Company to create five million shares of Preferred Stock, as more discussed below in Proposal Three.

         Although the Board of Directors has no present  intention of issuing  additional shares for such purposes, the proposed increase in the number of authorized shares of Common Stock could enable the Board of Directors to render more difficult or discourage an attempt by another person or entity to obtain control of the Company.  Such additional  shares could be issued by the Board of Directors in a public or private sale,  merger or similar  transaction,  increasing  the number of outstanding shares and thereby  diluting the equity  interest and voting power of a party  attempting  to obtain control of the Company. The increase in the authorized shares of Common Stock has not, however, been proposed for an  anti-takeover-related  purpose and we have no  knowledge of any current  efforts to obtain  control of the  Company  or to effect  large  accumulations  of our  Common  Stock.  Certain provisions  of the Bylaws of the Company  relating to the calling of special  stockholders  meetings could also have the effect of  deterring  takeover  attempts  because of the  procedural  provisions contained therein.
                                                -13-

         This Proposal Two is not part of any plan by the Company to adopt a series of amendments to its Articles of  Incorporation or Bylaws so as to render the takeover of the Company more difficult.
Moreover, we are not submitting this Proposal to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on the Board of Directors.

         The Board of Directors  believes that the proposed  amendment to Articles of  Incorporation will provide several long-term  advantages to the Company and its stockholders.  The passage of this
Proposal  might  enable us to pursue  acquisitions  or enter  into  transactions  which the Board of
Directors believes provide the potential for growth and profit. If additional  authorized shares are available,  transactions  dependent upon the issuance of additional shares will be less likely to be undermined by delays and uncertainties occasioned by the need to obtain stockholder authorization to provide for the shares necessary to consummate such  transactions.  The ability to issue shares,  as the Board of Directors determines from time to time to be in the Company's best interests, will also permit  the  Company  to avoid the  extra  expenses  which  would be  incurred  in  holding  special stockholders  meetings  solely to approve an increase in the number of shares  which the Company has the authority to issue.

         THE  BOARD  RECOMMENDS  THAT  STOCKHOLDERS  VOTE  FOR  THE  AMENDMENT  TO OUR  ARTICLES  OF
INCORPORATION  TO INCREASE  THE TOTAL NUMBER OF  AUTHORIZED  SHARES OF ALL CLASSES OF STOCK THAT THE
COMPANY IS AUTHORIZED TO ISSUE,  FROM 100 MILLION SHARES TO 250 MILLION SHARES,  AND TO INCREASE THE
TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100 MILLION SHARES TO 245 MILLION SHARES.

                                           PROPOSAL THREE

         AMENDMENT TO THE  COMPANY'S  ARTICLES OF  INCORPORATION  TO CREATE FIVE  MILLION  SHARES OF
PREFERRED STOCK.

CONTINGENCY

         This Proposal Three is contingent on the passage of Proposal Two. In the event Proposal Two does not receive  approval of a majority of the outstanding  shares of Common Stock,  Proposal Three will not be eligible for approval and will be withdrawn.

GENERAL

         The Board of Directors has unanimously  approved,  and recommended to the stockholders,  an amendment to the  Company's  Articles of  Incorporation  to create five million  shares of Preferred
Stock.  The Board of Directors has determined that this amendment is advisable and should be adopted by the stockholders.  Because, as described elsewhere in this Proxy Statement, additional changes to the Articles of  Incorporation  have been proposed,  in addition to the amendment  proposed  hereby, stockholders  should review the proposed  amendments as set forth in the Certificate of Amendment to our Articles of Incorporation attached hereto as Appendix A.

VOTE REQUIRED

         Under applicable Nevada law, the affirmative vote of the stockholders holding a majority of the  outstanding  shares of Common Stock is required  for approval of the proposed  amendment to the
Company's Articles of Incorporation to create five million shares of Preferred Stock.  Consequently, abstentions from voting on the proposal and broker non-votes will have the same effect as a negative vote on this proposal.

                                                -14-

PURPOSES AND EFFECTS OF THE PROPOSAL

         The term "blank  check"  refers to preferred  stock,  the creation and issuance of which is authorized in advance by the stockholders and the terms, rights and features of which are determined by the board of directors of the Company upon  issuance.  The  authorization  of such "blank  check"
Preferred Stock would permit the Board of Directors to authorize and issue Preferred Stock from time to time in one or more series.  Subject to the provisions of the Company's  Certificate of Amendment to the Articles of Incorporation and the limitations prescribed by law, the Board of Directors would be expressly authorized,  at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares  constituting  any series and to provide  for or change the voting powers, designations,  preferences and relative, participating, optional or other special rights,  qualifications,  limitations or restrictions thereof,  including dividend rights (including whether the dividends are cumulative),  dividend rates, terms of redemption  (including sinking fund provisions),  redemption  prices,  conversion  rights  and  liquidation  preferences  of the  shares constituting  any series of the preferred  stock, in each case without any further action or vote by the stockholders. The Board of Directors would be required to make any determination to issue shares of  Preferred  Stock  based  on its  judgment  as to the  best  interests  of the  Company  and  its stockholders.

         This amendment to the Company's Articles of Incorporation would give the Board of Directors flexibility,  without  further  stockholder  action,  to issue  Preferred  Stock on such  terms  and conditions  as the Board of  Directors  deems to be in the best  interests  of the  Company  and its stockholders.  This  amendment  would provide the Company with  increased  financial  flexibility in meeting future capital  requirements by providing another type of security in addition to its Common
Stock, as it will allow Preferred Stock to be available for issuance from time to time and with such features as determined by the Board of Directors for any proper corporate purpose. It is anticipated that such purposes may include exchanging  Preferred Stock for Common Stock and, without limitation, may  include the  issuance  for cash as a means of  obtaining  capital  for use by the  Company,  or issuance as part or all of the consideration  required to be paid by the Company for acquisitions of other businesses or assets.

         Any issuance of Preferred Stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing  the number of outstanding  shares  entitled to vote and by  increasing  the number of votes  required to approve a change in control of the Company.  Shares of voting or convertible  preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the Board of  Directors to issue such  additional  shares of  Preferred  Stock,  with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore  deprive  stockholders of benefits that could result from such an attempt,  such as the  realization  of a premium over the market price that such an attempt could cause.  Moreover,  the issuance of such additional shares of
Preferred Stock to persons friendly to the Board of Directors could make it more difficult to remove incumbent  managers  and  directors  from  office  even  if such  change  were  to be  favorable  to stockholders generally.

         While this amendment may have anti-takeover ramifications,  the Board of Directors believes that the financial  flexibility offered by the amendment outweighs any disadvantages.  To the extent that the amendment may have  anti-takeover  effects,  the amendment may encourage persons seeking to acquire  the  Company  to  negotiate  directly  with the board of  directors  enabling  the board of directors  to consider  the  proposed  transaction  in a manner  that best serves the  stockholders'
interests.  The Company has no present plans,  arrangements,  commitments or understandings  for the issuance of shares of Preferred Stock.

         This Proposal  Three is not part of any plan by the Company to adopt a series of amendments to its  Articles  of  Incorporation  or Bylaws so as to render  the  takeover  of the  Company  more difficult.  Moreover,  we are not submitting  this Proposal to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on the Board of Directors.

         THE  BOARD  RECOMMENDS  THAT  STOCKHOLDERS  VOTE  FOR  THE  AMENDMENT  TO OUR  ARTICLES  OF
INCORPORATION TO CREATE FIVE MILLION SHARES OF PREFERRED STOCK.

                                                -15-

                                            PROPOSAL FOUR

       AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME FROM
                            ADVANCED LUMITECH, INC. TO "BRIGHTEC, INC."

GENERAL

         The Board of Directors has unanimously  approved,  and recommended to the stockholders,  an amendment to the Company's  Articles of  Incorporation  to change the  Company's  name from Advanced
Lumitech, Inc. to "Brightec, Inc."

VOTE REQUIRED

         Under applicable Nevada law, the affirmative vote of the stockholders holding a majority of the  outstanding  shares of Common Stock is required  for approval of the proposed  amendment to the
Company's  Articles of  Incorporation to change the Company's name from Advanced  Lumitech,  Inc. to
"Brightec,  Inc."  Consequently,  abstentions  from voting on the proposal and broker non-votes will have the same effect as a negative vote on this proposal.

PURPOSES AND EFFECTS OF THE PROPOSAL

         The Company has  determined  that it is in the best  interests of the Company to change its name to "Brightec, Inc.," the name the Company has been doing business as since 2003.

         The Company believes that the name "Brightec,  Inc." better identifies the Company with its products  which  incorporate  luminescent  or  phosphorescent  pigments  that enable prints to be of photographic quality by day and luminescent under low light or night conditions. In addition, as one of the Company's  subsidiaries is the registered owner of a trademark for "Brightec" in more than 20 countries worldwide, the Company desires to utilize a name that is entitled to the benefits provided by federal and worldwide intellectual property rights.

         The  change  of  the  Company's  name  will  not  affect,  in  any  way,  the  validity  or transferability of currently outstanding stock certificates,  nor will the Company's stockholders be required to surrender or exchange any stock certificates that they currently hold as a result of the name  change.  If the  Company's  name  change is approved at the  meeting,  the Company  expects to thereafter  change its  trading  symbol on the OTC Pink Sheets  Electronic  Quotation  Service.  The
Company's new OTCBB trading symbol will be determined at the time the name change becomes effective.

         If this Proposal Four is approved by the stockholders,  the Board of Directors will cause a
Certificate of Amendment to our Articles of  Incorporation  reflecting this amendment  adopted to be filed with the Secretary of State of Nevada,  and such  Certificate  of Amendment  will be effective upon its filing.

         The Board of Directors  recommends that stockholders vote FOR the amendment to our Articles of Incorporation to change the company's name from Advanced Lumitech, Inc. to "Brightec, Inc."

                                            PROPOSAL FIVE

                       APPROVAL AND ADOPTION OF THE 2006 STOCK INCENTIVE PLAN

         The Board of Directors  believes  that the adoption and approval of a new  long-term  stock incentive plan will  facilitate the continued use of long-term  equity-based  incentives and rewards for the  foreseeable  future  and is in the best  interests  of the  Company.  The  Company  expects equity-based incentives to comprise an important part of the compensation packages needed to attract qualified  executives,  key  employees,  directors and  consultants  to the Company and in providing long-term  incentives and rewards to those  individuals  responsible for the success of the Company.
Accordingly, the Board of Directors approved, subject to the approval of the Company's stockholders, the 2006 Stock Incentive Plan (the "2006 Stock Incentive  Plan").  Stockholder  approval of the 2006
Stock  Incentive  Plan is  expected  to ensure that the  Company  will have a  sufficient  number of long-term  equity-based  incentives and rewards to issue to its future  employees as well as to help ensure, to the extent possible,  the tax deductibility by the Company of awards under the 2006 Stock
Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code (the "IRC").

                                                -16-

         The material features of the 2006 Stock Incentive Plan are summarized below. The summary is qualified in its entirety by reference to the specific  provisions of the 2006 Stock Incentive Plan, the full text of which is set forth as Appendix B to this Proxy  Statement.  On July 18,  2006,  the market price per share of the Company's  Common Stock was $0.06 based on the average of high and low bids for our common stock as reported by the OTC Pink Sheets  Electronic  Quotation  Service on such date.

ADMINISTRATION

         The 2006 Stock  Incentive  Plan is  administered  by the Board of  Directors of the Company which can appoint a committee to administer  such plan.  The Board of Directors has the authority to determine,  within the  limits of the  express  provisions  of the 2006 Stock  Incentive  Plan,  the individuals  to whom  awards will be  granted,  the nature,  amount and terms of such awards and the objectives and conditions for earning such awards.  With respect to employees who are not subject to
Section 16 of the Exchange  Act, the Board of Directors  may delegate its  authority  under the 2006
Stock  Incentive  Plan to one or more  officers  or  employees  of the  Company.  To the  extent not otherwise  provided for under the Company's  Articles of Incorporation  and By-laws,  members of the
Board of Directors are entitled to be indemnified by the Company with respect to claims  relating to their actions in the  administration of the 2006 Stock Incentive Plan, except in the case of willful misconduct.

TYPES OF AWARDS

         Awards  under the 2006  Stock  Incentive  Plan may  include  non-qualified  stock  options, incentive stock options,  stock  appreciation  rights ("SARs"),  restricted  shares of Common Stock, restricted units and performance awards.

         STOCK OPTIONS.  The Board of Directors may grant to a participant  incentive stock options, options  that do not  qualify as  incentive  stock  options  ("non-qualified  stock  options")  or a combination thereof. The terms and conditions of stock option grants, including the quantity, price, vesting  periods,  and other  conditions  on exercise  will be determined by the Board of Directors.
Incentive stock option grants shall be made in accordance with Section 422 of the IRC.

         The exercise  price for stock  options will be  determined by the Board of Directors in its discretion,  provided that with respect to incentive  stock  options,  the exercise  price per share shall be at least equal to 100% of the fair market value of one share of the Company's  Common Stock on the date when the stock option is granted.  Additionally,  in the case of incentive stock options granted to a holder of more than 10% of the total  combined  voting power of all classes of stock of the Company on the date of grant,  the  exercise  price may not be less than 110% of the fair market value of one share of Common Stock on the date the stock option is granted.

         Stock  options must be exercised  within a period fixed by the Board of Directors  that may not exceed ten years from the date of grant,  except  that in the case of  incentive  stock  options granted to a holder of more than 10% of the total  combined  voting power of all classes of stock of the Company on the date of grant,  the  exercise  period may not exceed  five years.  The 2006 Stock
Incentive Plan provides for earlier termination of stock options upon the participant's  termination of  employment,  unless  extended  by the Board of  Directors,  but in no event may the  options  be exercised after the scheduled expiration date of the options.

         At the Board of Directors'  discretion,  payment for shares of Common Stock on the exercise of stock options may be made in cash,  shares of the Company's  Common Stock held by the participant for at least six months (or such other shares of Common Stock as the Board of Directors may permit), a combination  of cash and shares of stock or in any other form of  consideration  acceptable to the
Board of Directors (including one or more "cashless" exercise forms).

         STOCK APPRECIATION  RIGHTS.  SARs may be granted by the Board of Directors to a participant either separate from or in tandem with non-qualified stock options or incentive stock options.  SARs may be  granted at the time of the stock  option  grant or,  with  respect  to  non-qualified  stock options,  at any time prior to the exercise of the stock option.  An SAR entitles the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of
Common Stock on the exercise  date over the SAR exercise  price,  times (ii) the number of shares of
Common Stock with respect to which the SAR is exercised.

                                                -17-

         The exercise  price of an SAR is determined  by the Board of Directors,  but in the case of
SARs granted in tandem with stock  options,  may not be less than the exercise  price of the related stock option.  Upon exercise of a SAR,  payment will be made in cash or shares of Common Stock, or a combination thereof, as determined by the Board of Directors.

         RESTRICTED  SHARES AND RESTRICTED  UNITS. The Board of Directors may award to a participant shares of Common Stock subject to specified restrictions  ("restricted  shares").  Restricted shares are subject to  forfeiture if the  participant  does not meet certain  conditions  such as continued
employment over a specified forfeiture period and/or the attainment of specified performance targets over the forfeiture period.

         The Board of Directors  also may award to a  participant  units  representing  the right to receive  shares of Common  Stock in the  future  subject  to the  achievement  of one or more  goals relating to the completion of service by the  participant  and/or the  achievement of performance or other objectives  ("restricted units"). The terms and conditions of restricted shares and restricted unit awards are determined by the Board of Directors.

         For  participants  who are subject to Section  162(m) of the IRC, the  performance  targets described in the preceding  two  paragraphs  may be  established  by the Board of Directors,  in its discretion,  based on one or more of the following measures:  revenue; net revenue;  revenue growth;
net revenue growth; earnings before interest, taxes, depreciation and amortization ("EBITDA"); funds from operations;  funds from operations per share; operating income (loss); operating income growth;
operating cash flow;  adjusted  operating cash flow return on income; net income; net income growth;
pre- or after-tax income (loss);  cash available for  distribution;  cash available for distribution per share;  cash and/or cash equivalents  available for operations;  net earnings  (loss);  earnings
(loss)  per share;  earnings  per share  growth;  return on equity;  return on assets;  share  price performance (based on historical  performance or in relation to selected  organizations or indices);
total shareholder  return;  total shareholder  return growth;  economic value added;  improvement in cash-flow (before or after tax) or EBITDA; successful capital raises; and confidential business unit objectives (the "Performance Goals").

         The above terms shall have the same meaning as in the Company' financial statements,  or if the terms are not used in the  Company's  financial  statements,  as applied  pursuant to  generally accepted accounting principles, or as used in the industry, as applicable.

         PERFORMANCE  AWARDS.  The Board of Directors may grant  performance  awards to participants under such terms and conditions as the Board of Directors  deems  appropriate.  A performance  award entitles a participant to receive a payment from the Company,  the amount of which is based upon the attainment of predetermined  performance  targets over a specified award period.  Performance awards may be paid in cash, shares of Common Stock or a combination  thereof, as determined by the Board of
Directors.

         Award  periods  will be  established  at the  discretion  of the  Board of  Directors.  The performance targets will also be determined by the Board of Directors.  With respect to participants subject to Section 162(m) of the IRC, the applicable  performance  targets shall be established,  in the Board of Directors'  discretion,  based on one or more of the Performance  Goals described under the section titled "Restricted Shares and Restricted Units." To the extent that a participant is not subject to Section 162(m) of the IRC, when circumstances occur that cause predetermined  performance targets to be an inappropriate  measure of achievement,  the Board of Directors,  at its discretion, may adjust the performance targets.

ELIGIBILITY AND LIMITATION ON AWARDS

         The Board of Directors may grant awards to any officer, key employee, director, consultant, independent  contractor or advisor of the Company or its  affiliates.  It is presently  contemplated that approximately five employees will be eligible to receive awards, however, we expect such number will increase in the event we consummate an asset redeployment transaction. In any calendar year, no participant  may receive  awards for more than  500,000  shares of the  Company's  Common  Stock and
$2,500,000 in cash.
                                                -18-

AWARDS GRANTED UNDER THE 2006 STOCK INCENTIVE PLAN

         As disclosed above in the table under the heading  "Equity  Plans",  as of _, 2006, we have agreed to award options to purchase an aggregate of 19,562,911  shares of Common Stock, the grant of which is subject to the  Company  increasing  the number of shares of its  authorized  Common  Stock pursuant to the adoption of the amendment to our Articles of  Incorporation.  We have not determined whether or not any of such options will be awarded under the 2006 Incentive Plan.

         Except as set forth above,  as of the date hereof,  no specific awards have been granted or are contemplated  under the 2006 Incentive Plan and the exact types and amounts of any future awards to be made to any  eligible  participants  pursuant  to the 2006  Incentive  Plan are not  presently determinable.  As a result of the  discretionary  nature of the 2006 Incentive  Plan,  except as set forth above, it is not possible to state who the  participants in the 2006 Incentive Plan will be in the future or the number of options or other awards to be received by a person or group.

SHARES SUBJECT TO THE 2006 STOCK INCENTIVE PLAN

         An  aggregate of 50 million  shares of Common Stock is reserved for issuance and  available for  awards  under the 2006 Stock  Incentive  Plan.  No more than 30 million of the total  shares of
Common Stock  available  for issuance  under the 2006  Incentive  Plan may be granted in the form of restricted  shares,  restricted  units or  performance  awards.  Shares of Common Stock not actually issued (as a result,  for example,  of the lapse of an option) are available for additional  grants.
Shares surrendered to or withheld by the Company in payment or satisfaction of the exercise price of a stock option or tax withholding  obligations  with respect to an award may be the subject of a new award under the 2006 Stock  Incentive  Plan.  Shares to be issued or purchased  under the 2006 Stock
Incentive Plan may be either authorized but unissued Common Stock or treasury shares.  Shares issued with respect to awards assumed by the Company in connection  with  acquisitions do not count against the total number of shares available under the 2006 Stock Incentive Plan.

ANTI-DILUTION PROTECTION

         In the event of any changes in the capital  structure  of the  Company,  including a change resulting from a stock dividend or stock split, or combination or  reclassification  of shares,  the
Board of Directors is empowered  to make such  equitable  adjustments  with respect to awards or any provisions of the 2006 Stock Incentive Plan as it deems  necessary and  appropriate,  including,  if necessary, any adjustments in the maximum number of shares of Common Stock subject to the 2006 Stock
Incentive  Plan,  the  number of shares of Common  Stock  subject  to and the  exercise  price of an outstanding award, or the maximum number of shares that may be subject to one or more awards granted to any one recipient during a calendar year.

AMENDMENT AND TERMINATION

         The Board of Directors  may at any time amend or terminate the 2006 Stock  Incentive  Plan, provided  that no such action may be taken that  adversely  affects any rights or  obligations  with respect to any awards  theretofore  made under the 2006 Stock  Incentive Plan without the consent of the recipient. No awards may be made under the 2006 Stock Incentive Plan after the tenth anniversary
of  its  effective  date.   Certain  provisions  of  the  2006  Stock  Incentive  Plan  relating  to performance-based awards under Section 162(m) of the IRC will expire on the fifth anniversary of the effective date.

FEDERAL INCOME TAX CONSEQUENCES

         The federal income tax  consequences  of the issuance  and/or  exercise of awards under the
2006 Stock Incentive Plan are as described below. The following information is only a summary of the tax  consequences  of the awards,  and  recipients  should  consult with their own tax advisors with respect to the tax  consequences  inherent in the ownership  and/or exercise of the awards,  and the ownership and disposition of any underlying securities.

                                                -19-

         INCENTIVE  STOCK OPTIONS.  The 2006 Stock  Incentive  Plan qualifies as an incentive  stock option plan within the  meaning of Section 422 of the IRC. A recipient  who is granted an  incentive stock option will not recognize  any taxable  income for federal  income tax purposes  either on the grant or exercise of the incentive stock option.  If the recipient  disposes of the shares purchased pursuant to the incentive stock option more than two years after the date of grant and more than one year after the transfer of the shares to the recipient (the required  statutory  "holding  period"),
(a) the recipient  will recognize  long-term  capital gain or loss, as the case may be, equal to the difference  between the selling price and the option price; and (b) the Company will not be entitled to a deduction with respect to the shares of stock so issued. If the holding period requirements are not met, any gain realized upon  disposition  will be taxed as ordinary  income to the extent of the excess  of the  lesser  of (i) the  excess  of the fair  market  value of the  shares at the time of exercise  over the option  price,  and (ii) the gain on the sale.  The Company will be entitled to a deduction in the year of  disposition  in an amount equal to the ordinary  income  recognized by the recipient.  Any additional gain will be taxed as short-term or long-term capital gain depending upon the holding period for the stock. A sale for less than the option price results in a capital loss.

         The excess of the fair market  value of the shares on the date of exercise  over the option price is, however, includable in the option holder's income for alternative minimum tax purposes.

         NON-QUALIFIED  STOCK OPTIONS.  The recipient of a non-qualified stock option under the 2006
Stock  Incentive  Plan will not recognize any income for federal income tax purposes on the grant of the option.  Generally, on the exercise of the option, the recipient will recognize taxable ordinary income  equal to the excess of the fair  market  value of the shares on the  exercise  date over the option price for the shares.  The Company  generally  will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the recipient.  Upon disposition of the shares  purchased  pursuant to the stock  option,  the  recipient  will  recognize  long-term or short-term  capital  gain or loss,  as the case may be, equal to the  difference  between the amount realized  on such  disposition  and the basis for such  shares,  which  basis  includes  the  amount previously recognized by the recipient as ordinary income.

         STOCK APPRECIATION  RIGHTS. A recipient who is granted stock  appreciation  rights will not recognize  any  taxable  income on the  receipt of the SARs.  Upon the  exercise  of a SAR,  (a) the recipient  will  recognize  ordinary  income equal to the amount  received (the increase in the fair market value of one share of the Company' Common Stock from the date of grant of the SAR to the date of  exercise);  and (b) the Company  will be  entitled to a deduction  on the date of exercise in an amount equal to the ordinary income recognized by the recipient.

         RESTRICTED  SHARES.  A  recipient  will not be taxed at the date of an award of  restricted shares, but will be taxed at ordinary income rates on the fair market value of any restricted shares as of the date that the restrictions lapse,  unless the recipient,  within 30 days after transfer of such restricted shares to the recipient,  elects under Section 83(b) of the IRC to include as income the fair market value of the restricted shares as of the date of such transfer.  The Company will be entitled to a corresponding  deduction.  Any disposition of shares after  restrictions lapse will be subject to the regular rules governing  long-term and short-term capital gains and losses,  with the basis for this  purpose  equal to the fair market  value of the shares at the end of the  restricted period (or on the date of the transfer of the restricted  shares, if the employee elects to be taxed on the fair  market  value  upon such  transfer).  Dividends  received  by a  recipient  during  the restricted  period  will be  taxable  to the  recipient  at  ordinary  income  tax rates and will be deductible  by the Company  unless the recipient has elected to be taxed on the fair market value of the restricted shares upon transfer,  in which case, they will thereafter be taxable to the employee as dividends and will not be deductible by the Company.

         RESTRICTED UNITS. A participant will normally not recognize taxable income upon an award of restricted  units,  and the  Company  will not be  entitled  to a  deduction  until the lapse of the applicable  restrictions.  Upon the lapse of the restrictions and the issuance of the earned shares, the participant  will recognize  ordinary taxable income in an amount equal to the fair market value of the Common Stock received and the Company will be entitled to a deduction in the same amount.

         PERFORMANCE  AWARDS.  Normally,  a participant  will not recognize  taxable income upon the grant of performance awards. Subsequently,  when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any Common
Stock received will  constitute  ordinary income to the  participant.  The Company also will then be entitled to a deduction in the same amount.

                                                -20-

EFFECTIVE DATE

         The 2006 Stock Incentive Plan shall be effective immediately on the date of its approval by the stockholders of the Company.  If not approved by the stockholders,  no awards will be made under the 2006 Stock Incentive Plan. If and when the 2006 Incentive Plan becomes effective,  the Company's
1999 Plan will be frozen  such that no further  awards  will be made  under the 1999  Plan,  and any shares of Common  Stock then  reserved  for grant under the 1999 Plan will be released  from reserve under the 1999 Plan.  However,  shares of Common Stock subject to or reserved for outstanding awards granted  under the 1999 Plan prior to the  effective  date of the 2006  Incentive  Plan will  remain available  or reserved  for  issuance  under the 1999 Plan,  and the 1999 Plan will remain in effect after the effective date of the 2006 Stock Incentive Plan to the extent necessary to administer such previously granted awards.

VOTE REQUIRED

         Approval of the 2006 Stock Incentive Plan will require the  affirmative  vote of at least a majority  in voting  interest  of the  stockholders  present in person or by proxy and voting at the special  meeting of  stockholders,  assuming the presence of a quorum.  If the  stockholders  do not approve the 2006 Stock  Incentive  Plan, it will not be  implemented,  but the Company  reserves the right to adopt such other  compensation  plans and programs as it deems  appropriate and in the best interests of the Company and its stockholders.

         THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL AND ADOPTION OF THE 2006 STOCK
INCENTIVE PLAN.

                                            OTHER MATTERS

         As of the date of this Proxy  Statement,  the Board of Directors does not intend to present any other matter for action at the meeting other than as set forth in the Notice of Special  Meeting and this Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the proxy.

                                   REQUIREMENTS FOR SUBMISSION OF
                         STOCKHOLDER PROPOSALS, NOMINATION OF DIRECTORS AND
                                   OTHER BUSINESS OF STOCKHOLDERS

         Under the rules of the Commission,  if a stockholder wants to nominate persons for election as  Directors  or wants  us to  include  a  proposal  in our  Proxy  Statement  and  Proxy  Card for presentation at our 2006 Annual Meeting, persons to be nominated or the proposal must be received by us at our principal  executive offices at 8C Pleasant Street S.,  First Floor,  South Natick, MA 01760,
within a reasonable time before we begin to print and mail our proxy materials for the meeting.  The nomination  or proposal  should be sent to the  attention  of the  Secretary of the Company and must include the information and representations that are set out in Exchange Act Rule 14a-8.

         Candidates for the Board of Directors should possess fundamental qualities of intelligence, honesty, perceptiveness, good judgment, maturity, high ethics and standards, integrity, fairness and responsibility;  have a genuine  interest  in the  Company;  have no  conflict  of interest or legal impediment which would interfere with the duty of loyalty owed to the Company and its  stockholders;
and have the ability  and  willingness  to spend the time  required  to  function  effectively  as a director of the Company.  The Board of Directors  may engage  third-party  search firms from time to time to assist it in  identifying  and  evaluating  nominees  for  director.  The Board of Directors evaluates nominees recommended by stockholders,  by other individuals and by the search firms in the same manner, as follows.  The Board of Directors reviews  biographical  information  furnished by or about the potential  nominees to determine whether they have the experience and qualities  discussed above. When a Board vacancy occurs or is anticipated, the Board of Directors determines which of the qualified  candidates  to interview,  based on the current  needs of the Board and the Company,  and members of the Board of Directors meet with these individuals.

                                                -21-

                                                                          FOR THE BOARD OF DIRECTORS

                                                                          Patrick Planche
                                                                          SECRETARY

                                                -22-

                                             Appendix A

                                      CERTIFICATE OF AMENDMENT
                                                 TO
                                      ARTICLES OF INCORPORATION
                                                 OF
                                       ADVANCED LUMITECH, INC.

         The undersigned,  being the President, Chief Executive Officer, Treasurer, and Secretary of
Advanced Lumitech,  Inc. (the "Corporation"),  a corporation existing under the laws of the State of
Nevada, do hereby certify under the seal of the said corporation as follows:

         1. The Articles of Incorporation of the Corporation are hereby amended by replacing Article
I, in its entirety, with the following:

         "The name of the corporation is Brightec, Inc."

         2. The Articles of Incorporation of the Corporation are hereby amended by replacing Article
IV, in its entirety, with the following:

         "The  Corporation is authorized to issue two classes of stock.  One class of stock shall be
Class "A" Common Stock,  par value $0.001.  The second class of stock shall be Preferred  Stock, par value $0.001. The Preferred Stock, or any series thereof, shall have such designations,  preferences and relative,  participating,  optional or other special rights and  qualifications,  limitations or restrictions thereof as shall be expressed in the resolution or resolutions  providing for the issue of such stock adopted by the board of directors and may be made dependent  upon facts  ascertainable outside such resolution or resolutions of the board of directors,  provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or  restrictions  of such  class or  series  of stock is  clearly  and  expressly  set  forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

         The total  number  of  shares of stock of each  class  which  the  Corporation  shall  have authority to issue and the par value of each share of each class of stock are as follows:

------------------------------------- ----------------------------------- --------------------------
Class                                 Par Value                           Authorized Shares
------------------------------------- ----------------------------------- --------------------------
Class "A" Common Stock                $0.001                              245,000,000
------------------------------------- ----------------------------------- --------------------------
Preferred Stock                       $0.001                              5,000,000
------------------------------------- ----------------------------------- --------------------------
Totals:                                                                   250,000,000
------------------------------------- ----------------------------------- --------------------------

         3. The amendment of the Articles of Incorporation herein certified has been duly adopted by the  unanimous  written  consent of the  Corporation's  Board of  Directors  and a  majority  of the
Corporation's stockholders in accordance with the provisions of Section 78.320 of the Nevada Revised
Statutes.

         IN WITNESS  WHEREOF,  the Corporation has caused its corporate seal to be hereunto  affixed and this Certificate of Amendment of the Corporation's  Articles of Incorporation as amended,  to be signed by Patrick Planche, its President, Chief Executive Officer, Treasurer, and Secretary, this 18 day of July, 2006.

                                                 A-1

                                                           ADVANCED LUMITECH, INC.

                                                         By:/s/ Patrick Planche
                                                            ----------------------------------------
                                                          Name: Patrick Planche
                                                          Title:President, Chief Executive
                                                                Officer, Treasurer, and Secretary

                                                 A-2

                                             Appendix B

                                       ADVANCED LUMITECH, INC.
                                      2006 STOCK INCENTIVE PLAN

         1.  PURPOSE.  The purpose of the Advanced  Lumitech, Inc.  2006 Stock  Incentive  Plan (the
"Plan") is to provide a means  through  which the Company  and its  Subsidiaries  may  attract  able persons to enter and remain in the employ of the Company and its Subsidiaries and to provide a means whereby  eligible  persons can acquire and maintain  Common Stock  ownership,  or be paid  incentive compensation  measured  by  reference  to the value of Common  Stock,  thereby  strengthening  their commitment to the welfare of the Company and its  Subsidiaries and promoting an identity of interest between stockholders and these eligible persons.

         So that the appropriate incentive can be provided, the Plan provides for granting Incentive
Stock Options, Non-qualified Stock Options, Restricted Stock Awards Restricted Stock Unit Awards and
Performance  Awards and other Stock-Based  Awards, or any combination of the foregoing.  Capitalized terms not defined in the text are defined in Section 24.

         2. SHARES SUBJECT TO THE PLAN.  Subject to Section 18, the total number of Shares  reserved and available for grant and issuance  pursuant to this Plan will be 50,000,000  Shares. Of the total number of Shares  reserved for issuance  under the Plan,  no more than  30,000,000  shares of Common
Stock may be issued  under the Plan as Awards under  Sections 6 and 7 of the Plan.  Shares that have been (a) reserved for issuance  under  options  which have expired or otherwise  terminated  without issuance of the  underlying  Shares,  (b) reserved  for  issuance or issued  under an Award  granted hereunder but are forfeited or are  repurchased by the Company at the original  issue price,  or (c)
reserved  for  issuance or issued  under an Award that  otherwise  terminates  without  Shares being issued,  shall be  available  for  issuance.  In the event of the  exercise of SARs,  whether or not granted in tandem with options, only the number of shares of Common Stock actually issued in payment of such SARs shall be charged  against the number of shares of Common Stock  available for the grant of Awards hereunder, and any Common Stock subject to tandem options, or portions thereof, which have been  surrendered  in  connection  with any such  exercise of SARs shall not be charged  against the number of  shares of Common  Stock  available  for the grant of Awards  hereunder.  At all times the
Company  shall  reserve  and keep  available a  sufficient  number of Shares as shall be required to satisfy  the  requirements  of all  outstanding  options  granted  under  this  Plan  and all  other outstanding  but unvested  Awards  granted under this Plan.  The Shares to be offered under the Plan shall be  authorized  and  unissued  Common  Stock,  or issued  Common  Stock  that  shall have been reacquired by the Company.  Subject to  adjustment in accordance  with Section 18.4, in any calendar year, no Participant  shall be granted Awards in respect of more than 500,000 shares of Common Stock
(whether  through  grants of options or SARs or other  Awards of Common Stock or rights with respect thereto) or cash-based Awards for more than $2,500,000.

         3.  ELIGIBILITY.  ISO's (as  defined in Section 5 below) may be granted  only to  employees
(including  officers and directors who are also  employees) of the Company or of a Subsidiary of the
Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or Subsidiary of the Company.

         4. ADMINISTRATION.

                   4.1 COMMITTEE  AUTHORITY.  This Plan will be administered  by the Committee.  Any power,  authority or discretion granted to the Committee may also be taken by the Board.  Subject to the general  purposes,  terms and  conditions of this Plan,  and at the direction of the Board,  the
Committee  will have full  power to  implement  and carry out this  Plan.  Without  limitation,  the
Committee will have the authority to:

                   (a)   select persons to receive Awards;

                   (b)   determine  the nature,  extent,  form and terms of Awards and the number of
                         Shares or other consideration subject to Awards;

                                                 B-1

                   (c)   determine the vesting, exerciseability and payment of Awards;

                   (d)   correct any defect,  supply any omission or reconcile any  inconsistency in this Plan, any Award or any Award Agreement;

                   (e)   determine  whether Awards will be granted singly,  in combination  with, in tandem with, in replacement of, or as  alternatives  to, other Awards under this Plan or any other incentive or compensation plan of the Company or any
                         Subsidiary of the Company;

                   (f)   prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

                   (g)   make all factual determinations with respect to, and otherwise construe and interpret,  this  Plan,  any Award  Agreement  and any other  agreement  or document executed pursuant to this Plan;

                   (h)   grant waivers of Plan or Award conditions;

                   (i)   determine whether an Award has been earned;

                   (j)   accelerate the vesting of any Award; and

                   (k)   make all other determinations necessary or advisable for the administration of this Plan.

         The  Committee's  interpretation  of the Plan or any documents  evidencing  Awards  granted pursuant  thereto and all decisions  and  determinations  by the Committee  with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

                    4.2 COMMITTEE  DISCRETION.  Any determination made by the Committee with respect to any Award  will be made in its sole  discretion  at the time of grant of the Award or,  unless in contravention  of any express term of this Plan or Award, at any later time, and such  determination will be final and binding on the  Company  and on all persons  having an interest in any Award under this Plan.  The Committee  may delegate such of its powers and authority  under the Plan as it deems appropriate  to  designated  officers or employees of the Company.  In addition,  the full Board may exercise  any of the powers and  authority  of the  Committee  under the Plan.  In the event of such delegation  of  authority  or  exercise of  authority  by the Board,  references  in the Plan to the
Committee shall be deemed to refer,  as appropriate,  to the delegate of the Committee or the Board.
Actions  taken by the  Committee  and any  delegation  by the  Committee to  designated  officers or employees shall comply with Section 16(b) of the Exchange Act, the  performance-based  provisions of
Section 162(m) of the Code, and the regulations promulgated under each of such statutory provisions, or the respective successors to such statutory provisions or regulations,  as in effect from time to time, to the extent  applicable.  Notwithstanding  any other provision of the Plan, if the Committee deems it to be in the best  interest of the Company,  the Committee  retains the  discretion to make such  Awards  under the Plan that may not  comply  with the  requirements  of  Section  16(b) of the
Exchange Act, Section 162(m) of the Code, or any other relevant statute or regulation.

             5. STOCK  OPTIONS.  The  Committee  may grant  Options  to  eligible  persons  and will determine  whether such options will be intended to be "Incentive  Stock Options" within the meaning of Section 422 of the Code or any successor section thereof ("ISO's") or non-qualified stock options
(options  not  intended to qualify as  incentive  stock  options)  ("NQSO's"),  the number of Shares subject to the Option,  the Exercise Price of the Option,  the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

                                                 B-2

                   5.1 FORM OF OPTION GRANT.  Each Option  granted under this Plan will be evidenced by an Award Agreement ("Stock Option Agreement"), which will expressly identify the Option as an ISO or NQSO, and will be in such form and contain such  provisions  (which need not be the same for each
Participant)  as the  Committee  may from time to time  approve,  and which will  comply with and be subject to the terms and conditions of this Plan.

                   5.2 EXERCISE  PERIOD.  Options may be exercisable to the extent vested within the times or upon the events  determined  by the  Committee as set forth in the Stock  Option  Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted;  and  provided  further that no ISO granted to a person who directly or by attribution  owns more than ten percent (10%) of the total combined voting power of all  classes of stock of the Company or of any  Subsidiary  of the  Company  ("Ten  Percent
Stockholder")  will be  exercisable  after the expiration of five (5) years from the date the ISO is granted.  The Committee also may provide for options to become  exercisable at one time or from time to time,  periodically  or  otherwise,  in such  number  of Shares  or  percentage  of Shares as the
Committee determines.

                   5.3 EXERCISE  PRICE.  The Exercise  Price of an Option will be  determined by the
Committee  when the Option is granted  and may be  greater,  less than,  or equal to the Fair Market
Value of the Shares on the date of grant;  provided  that:  (i) the Exercise Price of an ISO will be not less  than  100% of the Fair  Market  Value of the  Shares  on the date of  grant;  and (ii) the
Exercise  Price of any ISO  granted to a Ten Percent  Stockholder  will not be less than 110% of the
Fair Market  Value of the Shares on the date of grant.  In addition,  the Exercise  Price may (i) be subject to a limit on the  economic  value that may be realized by a  Participant  from an Option or
SAR, or otherwise (ii) vary from the original  purchase price,  provided that such variable purchase price can never be less than the Fair  Market  Value of the shares of Common  Stock  subject to such option or SAR, determined as of the date of grant.

                   5.4 DATE OF GRANT.  The date of grant of an Option  will be the date on which the
Committee makes the determination to grant such option, unless otherwise specified by the Committee.
The Stock Option  Agreement  and a copy of this Plan will be delivered to the  Participant  within a reasonable time after the granting of the Option.

                   5.5 METHOD OF EXERCISE.  Options may be exercised by delivery to the Company of a written stock option exercise  agreement (the "Exercise  Agreement") in a form approved from time to time by the  Committee  (which  need not be the same for each  Participant),  stating  the number of
Shares  being  purchased,  the  restrictions  imposed on the Shares  purchased  under such  Exercise
Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters,  if any, as may be required or desirable by the Company to comply with applicable  securities laws,  together with payment in full of the Exercise Price for the number of Shares being  purchased.  Payment for the Shares  purchased  may be made in accordance with Section 8 of this Plan.

                   5.6  TERMINATION.  Unless otherwise  expressly  provided in an Award Agreement or otherwise  determined  by the  Committee,  exercise  of an  Option  will  always be  subject  to the following:

                   a.    If the  Participant  is  Terminated  for any  reason  (including  voluntary
                         Termination)  other  than death or  Disability,  then the  Participant  may exercise  such  Participant's  Options only to the extent that such Options would have been  exercisable  upon the Termination Date no later than three
                         (3) months  after the  Termination  Date (or such  shorter  or longer  time period not exceeding  five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be a NQSO),  but in any event,  no later than the expiration date of the
                         Options.

                   b.    If  the  Participant  is  Terminated  because  of  Participant's  death  or
                         Disability  (or the  Participant  dies  within  three  (3)  months  after a
                         Termination  other than for Cause or because of Participant's  Disability), then  Participant's  Options may be exercised  only to the extent that such
                         Options would have been  exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or  authorized  assignee)  no later  than  twelve  (12)  months  after  the
                         Termination  Date (or such shorter or longer time period not exceeding five
                         (5) years as may be  determined  by the  Committee,  with any such exercise beyond twelve (12) months after the  Termination  Date when the Termination is for Participant's death or Disability,  deemed to be a NQSO), but in any event no later than the expiration date of the Options.

                                                 B-3

                   c.    Notwithstanding  the provisions in paragraph 5.6(a) above, if a Participant is terminated for Cause, neither the Participant,  the Participant's estate nor such other  person who may then hold the Option  shall be  entitled  to
                         exercise  any  option  with  respect  to  any  Shares   whatsoever,   after
                         termination  of service,  whether or not after  termination  of service the
                         Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination,  for services rendered for the day on which termination  occurs,  for salary in lieu of notice, or for any other benefits. In making such determination,  the Committee shall give the Participant an opportunity to present to the Committee  evidence on his behalf. For the purpose of this paragraph,  termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his or her service is terminated.

                   d.    If the  Participant is not an employee or a director,  the Award  Agreement shall specify treatment of the Award upon Termination.

                   5.7  LIMITATIONS  ON ISO. The aggregate  Fair Market Value  (determined as of the date of grant) of Shares  with  respect  to which  ISO's  are  exercisable  for the first  time by a
Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or Subsidiary of the Company) will not exceed $100,000 or such other amount as may be required by the Code.  If the Fair Market Value of Shares on the date of grant with respect to which
ISO's are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become  exercisable in such calendar year will be ISO's and the Options for the amount in excess of $100,000 that become  exercisable  in that calendar year will be NQSO's. In the event that the Code or the regulations  promulgated  thereunder are amended  after the  Effective  Date of this Plan to provide  for a  different  limit on the Fair
Market Value of Shares permitted to be subject to ISO's,  such different limit will be automatically incorporated  herein  and  will  apply to any  Options  granted  after  the  effective  date of such amendment.

                   5.8 MODIFICATION, EXTENSION OR RENEWAL. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor,  provided that, except as expressly provided for in the Plan or an Award Agreement, any such action may not, without the written  consent of a  Participant,  impair any of such  Participant's  rights  under any Option previously  granted  and (ii)  except as  provided  for in  Section 18 of the Plan,  Options  issued hereunder  will not be  repriced,  replaced or  regranted  through  cancellation  or by lowering the
Exercise Price of a previously  granted Award without prior approval of the Company's  stockholders.
Any  outstanding  ISO that is modified,  extended,  renewed or otherwise  altered will be treated in accordance with Section 424(h) of the Code.

                   5.9  LIMITATIONS  ON EXERCISE.  The  Committee  may specify a reasonable  minimum number of Shares that may be  purchased  on any  exercise of an Option,  provided  that such minimum number will not prevent  Participant  from  exercising  the Option for the full number of Shares for which it is then exercisable.

                   5.10 NO  DISQUALIFICATION.  Notwithstanding  any other provision in this Plan, no term of this Plan relating to ISO's will be interpreted, amended or altered, nor will any discretion or authority  granted under this Plan be exercised,  so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section
422 of the Code.

                   5.11 LAPSED  GRANTS.  Notwithstanding  anything in the Plan to the contrary,  the
Company may, in its sole discretion,  allow the exercise of a lapsed grant if the Company determines that: (i) the lapse was solely the result of the Company's  inability to timely execute the exercise of an option award prior to its lapse, and (ii) the Participant made valid and reasonable efforts to exercise the Award. In the event the Company makes such a determination, the Company shall allow the exercise to occur as promptly as possible following its receipt of exercise instructions  subsequent to such determination.

                                                 B-4

                   5.12 STOCK  APPRECIATION  RIGHTS (SARS). In addition to the grant of options,  as set forth above, the Committee may also grant SARs to any person eligible to be a Participant, which grant  shall  consist  of a right  that is the  economic  equivalent,  and in all other  regards  is identical  to a stock  option that is  permitted  to be granted  under the Plan,  except that on the exercise of such SAR,  the  Participant  shall  receive  shares of Common Stock having a Fair Market
Value that is equal to the Fair Market  Value of the shares of Common Stock that would be subject to such an option,  reduced by the amount that would be required to be paid by the  Participant  as the purchase price on exercise of such option. A grant of a SAR shall be documented by means of an Award
Agreement (a "SAR  Agreement")  containing  the relevant  terms and  conditions  of such grant.  For purposes  of the  limitation  on the  number of shares of Common  Stock that may be subject to Stock
Options  granted to any employee  during any one calendar  year,  and for purposes of the  aggregate limitation  on the number of shares of Common  Stock  that may be subject to grants  under the Plan,
SARs shall be treated in the same manner as options would be treated.

            6. RESTRICTED STOCK.

                   6.1. RESTRICTED STOCK AWARDS. The Committee may grant to any Participant an Award of Common Stock in such number of shares,  and on such terms,  conditions and restrictions,  whether based on performance  standards,  periods of service,  retention by the  Participant of ownership of purchased or designated shares of Common Stock or other criteria,  as the Committee shall establish.
If the Committee determines to make performance-based Awards of restricted Shares under this Section
6 to "covered  employees"  (as defined in Section 162(m) of the Code),  performance  targets will be limited to specified  levels of one or more of the Performance  Factors  specified in the definition set forth in Section 24. The terms of any  Restricted  Stock Award  granted under this Plan shall be set forth in an Award Agreement which shall contain  provisions  determined by the Committee and not inconsistent with this Plan.

                   6.2 ISSUANCE OF RESTRICTED SHARES. As soon as practicable after the Date of Grant of a Restricted Stock Award by the Committee, the Company shall cause to be transferred on the books of the Company, or its agent, Common Stock, registered on behalf of the Participant,  evidencing the restricted  Shares covered by the Award,  but subject to forfeiture to the Company as of the Date of
Grant if an Award  Agreement with respect to the Restricted  Shares covered by the Award is not duly executed by the Participant  and timely returned to the Company.  All Common Stock covered by Awards under this Section 6 shall be subject to the  restrictions,  terms and  conditions  contained in the
Plan and the Award  Agreement  entered  into by the  Participant.  Until the lapse or release of all restrictions  applicable to an Award of restricted Shares, the share certificates  representing such restricted Shares may be held in custody by the Company, its designee,  or, if the certificates bear a restrictive legend, by the Participant. Upon the lapse or release of all restrictions with respect to an Award as described in Section 6.5, one or more share  certificates,  registered in the name of the  Participant,  for an  appropriate  number of shares as  provided  in Section  6.5,  free of any restrictions set forth in the Plan and the Award Agreement shall be delivered to the Participant.

                   6.3 SHAREHOLDER  RIGHTS.  Beginning on the Date of Grant of the Restricted  Stock
Award and subject to  execution of the Award  Agreement as provided in Section 6.2, the  Participant shall become a shareholder of the Company with respect to all shares subject to the Award  Agreement and shall have all of the rights of a shareholder,  including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any Common Stock distributed as a dividend or otherwise with respect to any restricted  Shares as to which the restrictions  have not yet lapsed,  shall be subject to the same  restrictions  as such  restricted  Shares and held or restricted as provided in Section 6.2.

                   6.4 RESTRICTION ON TRANSFERABILITY. None of the restricted Shares may be assigned or  transferred  (other than by will or the laws of descent and  distribution,  or to an inter vivos trust with respect to which the  Participant  is treated as the owner under Sections 671 through 677 of the Code,  except to the extent that Section 16 of the Exchange Act limits a Participant's  right to make such transfers), pledged or sold prior to lapse of the restrictions applicable thereto.

                                                 B-5

                   6.5 DELIVERY OF SHARES UPON VESTING.  Upon  expiration or earlier  termination of the  forfeiture  period  without a  forfeiture  and the  satisfaction  of or release  from any other conditions prescribed by the Committee,  or at such earlier time as provided under the provisions of
Section  6.7, the  restrictions  applicable  to the  restricted  Shares shall lapse.  As promptly as administratively  feasible  thereafter,  the Company shall deliver to the Participant or, in case of the Participant's  death, to the Participant's  Beneficiary,  one or more share certificates for the appropriate  number of  shares  of  Common  Stock,  free of all such  restrictions,  except  for any restrictions that may be imposed by law.

                   6.6  FORFEITURE  OF  RESTRICTED  SHARES.  Subject to Section 6.7, all  restricted
Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such  restricted  Shares shall terminate  unless the Participant  continues in the service of the
Company or a  Subsidiary  as an employee  until the  expiration  of the  forfeiture  period for such restricted  Shares and satisfies any and all other conditions set forth in the Award Agreement.  The
Committee shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Stock Award.

                   6.7 WAIVER OF  FORFEITURE  PERIOD.  Notwithstanding  anything  contained  in this
Section 6 to the contrary,  the Committee may, in its sole discretion,  waive the forfeiture  period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, Disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and  subject to such terms and  conditions  (including  forfeiture  of a proportionate number of the restricted Shares) as the Committee shall deem appropriate.

                   6.8  RESTRICTED  STOCK  UNIT  AWARDS.  Without  limiting  the  generality  of the foregoing  provisions of this Section 6, and subject to such terms,  limitations and restrictions as the Committee may impose,  Participants designated by the Committee may receive Awards of Restricted
Stock Units  representing  the right to receive  shares of Common Stock in the future subject to the achievement of one or more goals relating to the completion of service by the Participant and/or the
achievement   of   performance   or  other   objectives.   If  the  Committee   determines  to  make
performance-based Awards of Restricted Stock Units under this Section 6.8 to "covered employees" (as defined in Section 162(m) of the Code),  performance  targets will be limited to specified levels of one or more of the  Performance  Factors  specified  in the  definition  set  forth in  Section  24.
Restricted Stock Unit Awards shall be subject to the restrictions, terms and conditions contained in the Plan and the applicable Award Agreements entered into by the appropriate Participants. Until the lapse or release of all restrictions  applicable to an Award of Restricted Stock Units, no shares of
Common Stock shall be issued in respect of such Awards and no Participant shall have any rights as a stockholder  of the Company with respect to the shares of Common  Stock  covered by such  Restricted
Stock Unit Award.  Upon the lapse or release of all restrictions  with respect to a Restricted Stock
Unit Award or at a later date if  distribution  has been deferred,  one or more share  certificates, registered  in the  name of the  Participant,  for an  appropriate  number  of  shares,  free of any restrictions  set  forth in the Plan and the  related  Award  Agreement  shall be  delivered  to the
Participant.  A Participant's  Restricted Stock Unit Award shall not be contingent on any payment by or consideration from the Participant other than the rendering of services. Notwithstanding anything contained in this Section 6.8 to the contrary, the Committee may, in its sole discretion,  waive the forfeiture  period  and any other  conditions  set forth in any Award  Agreement  under  appropriate circumstances (including the death, Disability or retirement of the Participant) and subject to such terms and conditions  (including forfeiture of a proportionate number of the Restricted Stock Units)
as the Committee shall deem appropriate.

            7. PERFORMANCE AND OTHER STOCK-BASED AWARDS.

                     7.1   PERFORMANCE AWARDS.

                     (a)  AWARD  PERIODS  AND  CALCULATIONS  OF  POTENTIAL  INCENTIVE  AMOUNTS.  The
                     Committee may grant  Performance  Awards to Participants.  A Performance  Award
                     shall  consist of the right to receive a payment  (measured  by the Fair Market
                     Value of a specified  number of shares of Common Stock,  increases in such Fair
                     Market  Value during the Award  Period  and/or a fixed cash amount)  contingent upon the extent to which certain  predetermined  performance  targets have been met during an Award  Period.  The Award  Period  shall be two or more fiscal or calendar years as determined by the Committee. The Committee, in its discretion and  under  such  terms as it deems  appropriate,  may  permit  newly  eligible
                     Participants,  such as those  who are  promoted  or  newly  hired,  to  receive
                     Performance Awards after an Award Period has commenced.

                                                 B-6

                     (b) Performance Targets. The performance targets may include such goals related to the  performance of the Company or, where  relevant,  any one or more of its
                     Subsidiaries  or divisions  and/or the  performance  of a Participant as may be established  by the  Committee in its  discretion.  In the case of  Performance
                     Awards to "covered  employees" (as defined in Section 162(m) of the Code),  the targets will be limited to specified  levels of one or more of the  Performance
                     Factors  specified in the definition  set forth in Section 24. The  performance targets  established by the Committee may vary for different  Award Periods and need not be the same for each Participant  receiving a Performance  Award in an
                     Award  Period.  Except to the extent  inconsistent  with the  performance-based compensation  exception  under  Section  162(m)  of the  Code,  in the  case of
                     Performance Awards granted to employees to whom such section is applicable, the
                     Committee,  in its discretion,  but only under  extraordinary  circumstances as determined by the Committee,  may change any prior determination of performance targets for any Award  Period at any time prior to the final  determination  of the Award when events or transactions occur to cause the performance targets to be an inappropriate measure of achievement.

                     (c) Earning  Performance  Awards.  The Committee,  at or as soon as practicable after the Date of Grant,  shall prescribe a formula to determine the percentage of the  Performance  Award to be earned based upon the degree of  attainment of the applicable performance targets.

                     (d) Payment of Earned Performance Awards. Payments of earned Performance Awards shall be made in cash,  Common Stock or Stock Units,  or a combination of cash,
                     Common  Stock  and  Stock  Units,  at  the  discretion  of the  Committee.  The
                     Committee, in its sole discretion,  may define, and set forth in the applicable
                     Award  Agreement,  such terms and  conditions  with  respect to the  payment of earned Performance Awards as it may deem desirable.

                     (e) Termination of Service. In the event of a Participant's  Termination during an Award Period, the Participant's Performance Awards shall be forfeited except as may otherwise be provided in the applicable Award Agreement.

                   7.2. GRANT OF OTHER STOCK-BASED AWARDS.  Other stock-based awards,  consisting of stock purchase rights (with or without loans to Participants by the Company containing such terms as the Committee  shall  determine),  Awards of Common  Stock,  or Awards valued in whole or in part by reference to, or otherwise based on, Common Stock,  may be granted either alone or in addition to or in  conjunction  with other  Awards  under the Plan.  Subject  to the  provisions  of the Plan,  the
Committee  shall have sole and complete  authority to determine  the persons to whom and the time or times at which  such  Awards  shall be made,  the  number of shares  of Common  Stock to be  granted pursuant to such Awards,  and all other conditions of the Awards.  Any such Award shall be confirmed by an Award  Agreement  executed by the Committee and the  Participant,  which Award Agreement shall contain such provisions as the Committee  determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

                   7.3. TERMS OF OTHER  STOCK-BASED  AWARDS. In addition to the terms and conditions specified  in the Award  Agreement,  Awards  made  pursuant  to Section  7.2 shall be subject to the following:

                      (a) Any Common Stock subject to Awards made under Section 7.2 may not be sold, assigned,  transferred,  pledged or otherwise  encumbered prior to the date on which the shares are issued,  or, if later,  the date on which any  applicable restriction, performance or deferral period lapses; and

                                                 B-7

                      (b) If specified by the Committee in the Award Agreement,  the recipient of an
                      Award  under  Section 7.2 shall be  entitled  to  receive,  currently  or on a deferred basis,  interest or dividends or dividend equivalents with respect to the Common Stock or other securities covered by the Award; and

                      (c) The Award  Agreement  with respect to any Award shall  contain  provisions dealing with the  disposition of such Award in the event of the  Participant's
                      Termination  prior to the  exercise,  realization  or payment  of such  Award, whether such termination  occurs because of retirement,  Disability,  death or other reason,  with such provisions to take account of the specific nature and purpose of the Award.

              8. PAYMENT FOR SHARE PURCHASES.

                   8.1 PAYMENT.  Payment for Shares  purchased  pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee or where expressly indicated in the Participant's Award Agreement and where permitted by law:

                     (a) by cancellation of indebtedness of the Company to the Participant;

                     (b) by surrender of shares that either:  (1) have been owned by Participant for more than six (6) months and have been paid for  within  the  meaning of SEC Rule 144 (and,  if such shares were  purchased from the Company by use of a promissory  note,  such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

                     (c) by tender of a promissory note having such terms as may be approved by the
Committee and bearing interest at a rate sufficient to avoid imputation of income under the Code;

                     (d) by waiver of  compensation  due or accrued to the  Participant for services rendered;

                     (e) with  respect only to purchases  upon  exercise of an option,  and provided that a public market for the Company's stock exists:

                   (1)   through  a  "same  day  sale"   commitment   from  the  Participant  and  a
                         broker-dealer  that is a member of the National  Association  of Securities
                         Dealers (an "NASD Dealer")  whereby the Participant  irrevocably  elects to exercise the option and to sell a portion of the Shares so purchased to pay for the Exercise  Price,  and whereby the NASD Dealer  irrevocably  commits upon receipt of such Shares to forward the Exercise  Price  directly to the
                         Company; or

                   (2)   through  a  "margin"  commitment  from the  Participant  and an NASD Dealer whereby the  Participant  irrevocably  elects to exercise the option and to pledge the Shares so  purchased  to the NASD Dealer in a margin  account as security  for a loan  from the NASD  Dealer in the  amount of the  Exercise
                         Price, and whereby the NASD Dealer irrevocably commits upon receipt of such
                         Shares to forward the Exercise Price directly to the Company; or

                   (f)   by any  combination  of the  foregoing  or other method  authorized  by the
                         Committee.

             At its discretion, the Committee may modify or suspend any method for the exercise of stock options, including any of the methods specified in the previous sentence. Delivery of shares for exercising an Option shall be made either through the physical delivery of shares or through an appropriate certification or attestation of valid ownership.

                                                 B-8

                   8.2 LOAN GUARANTEES. Except as prohibited by law or regulation, the Committee may authorize a guarantee by the Company of a  third-party  loan to the  Participant  for the purpose of purchasing Shares awarded under this Plan.

             9. WITHHOLDING TAXES

                   9.1  WITHHOLDING  GENERALLY.  Whenever Shares are to be issued in satisfaction of
Awards granted under this Plan,  the Company may require the  Participant to remit to the Company an amount  sufficient to satisfy federal,  state and local  withholding tax  requirements  prior to the delivery of any certificate or certificates for such Shares.  Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash,  such payment will be net of an amount  sufficient to satisfy federal, state, and local withholding tax requirements.

                   9.2 STOCK  WITHHOLDING.  When,  under  applicable  law, a Participant  incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the  Participant  is  obligated  to pay the Company  the amount  required  to be  withheld,  the
Committee may in its sole discretion  allow the  Participant to satisfy the minimum  withholding tax obligation  by  electing to have the  Company  withhold  from the Shares to be issued that number of
Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be  determined.  All elections by a Participant to  have  Shares  withheld  for  this  purpose  will be made in  accordance  with  the  requirements established by the Committee and be in writing in a form acceptable to the Committee.

             10.  PRIVILEGES OF STOCK  OWNERSHIP.  No  Participant  will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant.  After Shares are issued to the  Participant,  the Participant  will be a stockholder and have all the rights of a stockholder  with respect to such Shares,  including the right to vote and receive all dividends or, other  distributions  made or paid with  respect to such Shares;  provided,  that if such Shares are
Restricted  Stock,  then any new,  additional or different  securities  the  Participant  may become entitled to receive  with respect to such Shares by virtue of a stock  dividend,  stock split or any other  change in the  corporate  or capital  structure  of the  Company  will be subject to the same restrictions as the Restricted Stock; provided,  further, that the Participant will have no right to retain such stock  dividends or stock  distributions  with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12.

             11. TRANSFERABILITY.

                   11.1  NON-TRANSFERABILITY  OF OPTIONS.  No Option granted under the Plan shall be transferable by the Participant other than by will or by the laws of descent and  distribution,  and such option right shall be exercisable,  during the Participant's lifetime, only by the Participant.
Notwithstanding  the  foregoing,  the Committee  may set forth in an Award  Agreement at the time of grant or thereafter,  that the Options  (other than  Incentive  Stock Options) may be transferred to members of the  Participant's  immediate  family, to trusts solely for the benefit of such immediate family  members and to  partnerships  or limited  liability  companies in which such family  members and/or  trusts are the only  partners or members,  as the case may be. For this  purpose,  immediate family means the Participant's  spouse,  parents,  children,  stepchildren,  grandchildren and legal dependants.  Any transfer of options made under this provision will not be effective until notice of such transfer is delivered to the Company.

                   11.2 RIGHTS OF TRANSFEREE. Notwithstanding anything to the contrary herein, if an
Option has been  transferred in accordance with Section 11.1 above,  the Option shall be exercisable solely by the transferee.  The Option shall remain subject to the provisions of the Plan,  including that it will be exercisable  only to the extent that the Participant or  Participant's  estate would have been entitled to exercise it if the Participant had not transferred the Option. In the event of the death of the  Participant  prior to the  expiration  of the right to  exercise  the  transferred
Option, the period during which the Option shall be exercisable will terminate on the date 12 months following the date of the Participant's  death. In no event will the Option be exercisable after the expiration of the exercise period set forth in the Award  Agreement.  The Option shall be subject to such other rules relating to transferees as the Committee shall determine.

                                                 B-9

             12. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its  assignee(s)  in the Award  Agreement a right to repurchase a portion of or all
Unvested Shares held by a Participant  following such  Participant's  Termination at any time within three  (3)  months  after  the  later of  Participant's  Termination  Date and the date  Participant purchases Shares under this Plan, for cash and/or  cancellation of purchase money  indebtedness,  at the Participant's Exercise Price or Purchase Price, as the case may be.

             13. CERTIFICATES.  All certificates for Shares or other securities delivered under this
Plan will be subject to such stock transfer orders, legends and other restrictions,  consistent with the terms of the Awards,  as the Committee may deem necessary or advisable,  including  restrictions under any applicable federal,  state or foreign securities law, or any rules,  regulations and other requirements  of the SEC or any stock exchange or automated  quotation  system upon which the Shares may be listed or quoted.

             14. ESCROW;  PLEDGE OF SHARES.  To enforce any restrictions on a Participant's  Shares, the Committee may require the Participant to deposit all certificates  representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank,  with the  Company or an agent  designated  by the  Company  to hold in escrow  until such restrictions have lapsed or terminated,  and the Committee may cause a legend or legends referencing such  restrictions to be placed on the  certificates.  Any Participant who is permitted to execute a promissory note as partial or full  consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the  payment  of  Participant's  obligation  to the  Company  under the  promissory  note;
provided,  however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such  obligation  and, in any event,  the Company  will have full  recourse against the Participant  under the promissory note  notwithstanding  any pledge of the Participant's
Shares or other  collateral.  In  connection  with any  pledge of the  Shares,  Participant  will be required to execute and deliver a written  pledge  agreement in such form as the Committee will from time to time approve. In the discretion of the Committee,  the pledge agreement may provide that the
Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

             15. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize  the  Company,  with the consent of the  respective  Participants,  to issue new Awards in exchange for the surrender and cancellation of any or all outstanding  Awards.  The Committee may at any time buy from a Participant an Award previously  granted with payment in cash, Shares (including
Restricted  Stock) or other  consideration,  based on such terms and conditions as the Committee and the Participant may agree.

             16.  SECURITIES  LAW AND OTHER  REGULATORY  COMPLIANCE.  An Award will not be effective unless such Award is in compliance with all applicable  federal and state securities laws, rules and regulations  of any  governmental  body,  and the  requirements  of any stock  exchange or automated quotation  system  upon which the Shares may then be listed or quoted,  as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. However, in the event that an Award is not  effective  as  discussed  in the  preceding  sentence,  the  Company  will use reasonable  efforts  to  modify,  revise  or renew  such  Award in a manner  so as to make the Award effective.  Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver  certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable;  and/or (b) completion of any  registration or other  qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable.  The Company will be under no  obligation  to  register  the  Shares  with the SEC or to  effect  compliance  with the registration,  qualification or listing requirements of any state securities laws, stock exchange or automated  quotation system,  and the Company will have no liability for any inability or failure to do so.

             17. NO OBLIGATION TO EMPLOY.  Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any  Participant any right to continue in the employ of, or to continue any other  relationship  with, the Company or any Subsidiary of the Company or limit in any way the right of the Company or any Subsidiary of the Company to terminate Participant's  employment or other relationship at any time, with or without cause.

                                                 B-10

             18. CORPORATE TRANSACTIONS.

                   18.1  ASSUMPTION OR  REPLACEMENT OF AWARDS BY SUCCESSOR.  If a  Change-of-Control
Event occurs:

                   (i)   the successor  company in any  Change-of-Control  Event may, if approved in writing by the Committee prior to any Change-of-Control Event:

                   (1)   substitute  equivalent options or Awards or provide  substantially  similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards), or

                   (2)   issue,  in  place  of  outstanding  Shares  of  the  Company  held  by  the
                         Participant,  substantially  similar shares or substantially  similar other securities or  substantially  similar other property  subject to repurchase restrictions no less favorable to the Participant.

               (ii) Notwithstanding anything in this Plan to the contrary, the Committee may, in its sole  discretion,  provide  that the  vesting of any or all  options  and Awards granted  pursuant  to  this  Plan  will  accelerate  immediately  prior  to  the consummation  of a  Change-of-Control  Event.  If the Committee  exercises  such discretion with respect to Options, such options will become exercisable in full prior to the  consummation  of such event at such time and on such conditions as the Committee  determines,  and if such Options are not  exercised  prior to the consummation  of such event,  they shall terminate at such time as determined by the Committee.

                     18.2 OTHER TREATMENT OF AWARDS. Subject to any rights and limitations set forth in Section 18.1, if a Change-of-Control Event occurs or has occurred, any outstanding Awards will be treated as provided  in the  applicable  agreement  or plan of merger,  consolidation,  dissolution, liquidation, or sale of assets constituting the Change-of-Control Event.

                     18.3 ASSUMPTION OF AWARDS BY THE COMPANY. The Company,  from time to time, also may substitute or assume outstanding  awards granted by another company,  whether in connection with an acquisition  of such other company or otherwise,  by either (a) granting an Award under this Plan in substitution of such other company's  award, or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed  award could be applied to an Award  granted under this
Plan.  Such  substitution  or assumption  will be  permissible  if the holder of the  substituted or assumed  award would have been  eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. If the Company assumes an award granted by another company,  the terms and  conditions  of such award will remain  unchanged  (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately  pursuant to Section 424(a) of the Code).  If the Company elects to grant a new Option rather than assuming an existing  option,  such new Option may be granted with a similarly  adjusted
Exercise Price.

                     18.4 ADJUSTMENT OF SHARES.  In the event that the number of outstanding  shares is changed by a stock dividend,  recapitalization,  stock split,  reverse stock split,  subdivision, combination,  reclassification  or similar  change in the capital  structure of the Company  without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise
Prices of and number of Shares subject to outstanding  Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted,  subject to any required action by the
Board or the stockholders of the Company and compliance with applicable  securities laws;  provided, however,  that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair  Market  Value of such  fraction  of a Share or will be rounded up to the  nearest whole Share, as determined by the Committee.

                                                 B-11

             19. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective on the date that this Plan is approved by the  stockholders  of the Company,  consistent  with  applicable  laws (the
"Effective Date").

             20.  TERM OF PLAN.  Unless  earlier  terminated  as  provided  herein,  this  Plan will terminate  ten (10) years from the date this Plan is adopted  by the Board.  The  expiration  of the
Plan,  however,  shall not affect the rights of Participants  under Options  theretofore  granted to them, and all unexpired  options and Awards shall continue in force and operation after  termination of the Plan, except as they may lapse or be terminated by their own terms and conditions.

             21. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this
Plan in any respect,  including  without  limitation,  amendment  of any form of Award  Agreement or instrument to be executed  pursuant to this Plan;  provided,  however,  that the Board will not, (i)
without  the  approval  of the  stockholders  of the  Company,  amend this Plan in any  manner  that applicable law or regulation requires such stockholder approval, or (ii) without the written consent of the Participant  substantially  alter or impair any Option or Award previously  granted under the
Plan.  Notwithstanding the foregoing, if an option has been transferred in accordance with the terms of this Plan,  written  consent of the transferee  (and not the  Participant)  shall be necessary to substantially alter or impair any option or Award previously granted under the Plan.

             22. EFFECT OF SECTION 162(m) OF THE CODE.  The Plan,  and all Awards  designated by the
Committee  as  "performance-based  compensation"  for  purposes  of  Section  162(m) of the Code are intended to be exempt from the  application of Section  162(m) of the Code,  which  restricts  under certain  circumstances the federal income tax deduction for compensation paid by a public company to certain executives in excess of $1 million per year. The Committee may, without stockholder approval
(unless  otherwise  required to comply with Rule 16b-3 under the Exchange Act or in accordance  with applicable market or exchange  requirements),  amend the Plan retroactively  and/or prospectively to the extent it determines  necessary in order to comply with any subsequent  clarification of Section
162(m) of the Code required to preserve the Company's  Federal income tax deduction for compensation paid pursuant to the Plan. To the extent that the Committee determines as of the Date of Grant of an
Award  that (i) the  Award is  intended  to  comply  with  Section  162(m)  of the Code and (ii) the exemption described above is no longer available with respect to such Award, such Award shall not be effective  until  any  stockholder  approval  required  under  Section  162(m)  of the Code has been obtained. Notwithstanding the foregoing, if the Committee deems it to be in the best interest of the
Company, the Committee retains the discretion to make such Awards under the Plan that may not comply with the requirements of Section 162(m) of the Code.

             23. GENERAL.

                     23.1  ADDITIONAL  PROVISIONS  OF AN  AWARD.  Awards  under the Plan also may be subject to such other  provisions  (whether or not  applicable  to the benefit  awarded to any other
Participant) as the Committee determines  appropriate including,  without limitation,  provisions to assist the  Participant in financing the purchase of Stock upon the exercise of options,  provisions for the  forfeiture of or  restrictions  on resale or other  disposition of shares of Stock acquired under any Award,  provisions  giving the Company the right to  repurchase  shares of Stock  acquired under any Award in the event the  Participant  elects to dispose of such  shares,  provisions  which restrict a  Participant's  ability to sell Shares for a period of time under certain  circumstances, and  provisions  to  comply  with  federal  and  state  securities  laws and  federal  and state tax withholding requirements.  Any such provisions shall be reflected in the applicable Award Agreement.
In addition, the Committee may, in its discretion,  provide in an Award Agreement that, in the event that the Participant engages, within a specified period after termination of employment,  in certain activity  specified by the  Committee  that is deemed  detrimental  to the  interests of the Company
(including,  but not limited to, the breach of any  non-solicitation  and/or non-compete  agreements with the Company), the Participant will forfeit all rights under any Options that remain outstanding as of the time of such act and will  return to the  Company an amount of shares  with a Fair  Market
Value  (determined as of the date such shares are returned) equal to the amount of any gain realized upon the exercise of any Option that occurred within a specified time period.

                                                 B-12

                     23.2. CLAIM TO AWARDS AND EMPLOYMENT RIGHTS.  Unless otherwise expressly agreed in writing by the  Company,  no employee or other person shall have any claim or right to be granted an Award under the Plan or,  having been  selected  for the grant of an Award,  to be selected for a grant of any other  Award.  Neither the Plan nor any action  taken  hereunder  shall be construed as giving  any  Participant  any right to be  retained  in the  employ or  service  of the  Company,  a
Subsidiary or an Affiliate.

                     23.3.  DESIGNATION AND CHANGE OF BENEFICIARY.  Each Participant shall file with the Committee a written  designation of one or more persons as the beneficiary who shall be entitled to receive the amounts  payable with respect to an Award of Restricted  Stock, if any, due under the
Plan upon his  death.  A  Participant  may,  from time to time,  revoke  or change  his  beneficiary designation  without  the  consent of any prior  beneficiary  by filing a new  designation  with the
Committee.  The last such  designation  received by the Committee  shall be  controlling;  provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the  Participant's  death, and in no event shall it be effective as of a date prior to such receipt.  If no beneficiary  designation is filed by the Participant,  the beneficiary shall be deemed to be his or her spouse or, if the  Participant  is  unmarried at the time of death, his or her estate.

                     23.4. PAYMENTS TO PERSONS OTHER THAN PARTICIPANTS.  If the Committee shall find that any  person  to whom any  amount  is  payable  under  the Plan is unable to care for his or her affairs  because of illness or accident,  or is a minor,  or is  otherwise  legally  incompetent  or incapacitated  or has died,  then any payment due to such person or such person's  estate  (unless a prior claim therefor has been made by a duly appointed legal  representative)  may, if the Committee so directs the Company, be paid to such person's spouse, child, relative, an institution maintaining or having  custody of such person,  or any other  person  deemed by the  Committee,  in its absolute discretion,  to be a proper  recipient on behalf of such person otherwise  entitled to payment.  Any such  payment  shall be a complete  discharge  of the  liability  of the  Committee  and the Company therefor.

                     23.5. NO LIABILITY OF COMMITTEE  MEMBERS.  No member of the Committee  shall be personally liable by reason of any contract or other instrument executed by such Committee member or on his or her behalf in his or her  capacity  as a member of the  Committee  nor for any  mistake of judgment made in good faith,  and the Company  shall  indemnify and hold harmless each member of the
Committee  and each other  employee,  officer or  director  of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated,  against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim)  arising out of any act or omission to act in connection  with the Plan unless arising out of such person's own fraud or willful bad faith; provided, however, that approval of the Board shall be required  for the  payment of any amount in  settlement  of a claim  against  any such  person.  The foregoing right of indemnification  shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's  Articles of Incorporation  or By-Laws,  as a
matter of law, or otherwise,  or any power that the Company may have to indemnify  them or hold them harmless.

                     23.6. GOVERNING LAW. The Plan and all agreements hereunder shall be governed by and construed in  accordance  with the internal  laws of the State of Nevada  without  regard to the principles of conflicts of law thereof.

                     23.7.  FUNDING.  No  provision of the Plan shall  require the Company,  for the purpose of satisfying any  obligations  under the Plan, to purchase  assets or place any assets in a trust or other entity to which  contributions  are made or otherwise  to segregate  any assets,  nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes.  Participants shall have no rights under the Plan other than as general unsecured creditors of the Company,  except that insofar as they may have become  entitled to payment of additional  compensation  by  performance of services, they shall have the same rights as other employees under general law.

                                                 B-13

                     23.8. RELIANCE ON REPORTS.  Each member of the Committee and each member of the
Board shall be fully  justified  in relying,  acting or failing or refusing to act, and shall not be liable for having so relied,  acted or failed or refused to act in good faith,  upon any report made by the independent public accountant of the Company and its subsidiaries and Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

                     23.9.  RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in  determining  any benefits  under any pension,  retirement,  profit  sharing,  group insurance or other benefit plan of the Company or any  Subsidiary  except as otherwise  specifically provided in such other plan.

                     23.10.  EXPENSES.  The expenses of administering the Plan shall be borne by the
Company and its Subsidiaries and Affiliates.

                     23.11.  PRONOUNS.  Masculine pronouns and other words of masculine gender shall refer to both men and women.

                     23.12. TITLES AND HEADINGS. The titles and headings of the sections in the Plan are for  convenience  of reference  only,  and in the event of any  conflict,  the text of the Plan, rather than such titles or headings shall control.

                     23.13.  TERMINATION  OF  EMPLOYMENT.  For all  purposes  herein,  a person  who transfers from  employment or service with the Company to employment or service with a Subsidiary or
Affiliate  or vice versa  shall not be deemed to have  terminated  employment  or  service  with the
Company, a Subsidiary or Affiliate.

                     23.14  NONEXCLUSIVITY  OF THE PLAN.  Neither  the  adoption of this Plan by the
Board,  the  submission  of this Plan to the  stockholders  of the  Company  for  approval,  nor any provision of this Plan will be construed  as creating any  limitations  on the power of the Board to adopt such incentive  arrangements  as it may deem desirable,  including,  without  limitation,  the granting of stock options and bonuses  otherwise than under this Plan, and such  arrangements may be either generally applicable or applicable only in specific cases.

                     23.15  EMPLOYEES  BASED  OUTSIDE  OF THE  UNITED  STATES.  Notwithstanding  any
provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the  Plan or to  comply  with  provisions  of laws in other  countries  in which  the  Company,  its
Affiliates,  and its Subsidiaries operate or have employees,  the Committee, in its sole discretion, shall have the power and  authority to (i) determine  which  employees  employed  outside the United
States are  eligible to  participate  in the Plan,  (ii) modify the terms and  conditions  of Awards granted to employees  who are  employed  outside the United  States,  and (iii)  establish  subplans
(through the addition of schedules to the Plan or otherwise),  modify option exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable.

             24. DEFINITIONS.  As used in this  Plan,  the following  terms  will have the following meanings:

              "Affiliate"  means any entity in which the  Company  has an  ownership  interest of at least 20%.

              "Award"  means any award under this Plan,  including any Option,  Restricted  Stock or
              Stock Bonus.

              "Award  Agreement"  means,  with respect to each Award,  the signed written  agreement between the Company and the Participant  setting forth the terms and conditions of the
              Award.

              "Board" means the Board of Directors of the Company.

              "Cause"  means the  Company,  a Subsidiary  or  Affiliate  having cause to terminate a
              Participant's  employment or service under any existing employment,  consulting or any other  agreement  between the Participant and the Company or a Subsidiary or Affiliate
              or, in the absence of such an employment,  consulting or other agreement, upon (i) the determination  by the Committee that the  Participant has ceased to perform his duties to the Company,  a Subsidiary or Affiliate  (other than as a result of his  incapacity due to physical or mental illness or injury),  which failure amounts to an intentional and extended neglect of his duties to such party,  (ii) the Committee's  determination that the Participant has engaged or is about to engage in conduct materially injurious to the  company,  a  Subsidiary  or  Affiliate  or (iii) the  Participant  having been convicted of a felony or a misdemeanor carrying a jail sentence of six months or more.

              "Change-of-Control  Event" means the  occurrence  of any one or more of the  following events:  (i) there shall have been a change in a majority of the Board of Directors of the Company within a two (2) year period,  unless the appointment of a director or the nomination  for  election  by the  Company's  stockholders  of each new  director  was approved by the vote of a majority of the  directors  then still in office who were in office at the  beginning of such two (2) year period,  or (ii) the Company  shall have been sold by either (A) a sale of all or substantially all its assets, or (B) a merger or consolidation, other than any merger or consolidation pursuant to which the Company acquires another entity, or (C) a tender offer, whether solicited or unsolicited.

              "Code" means the Internal  Revenue Code of 1986, as amended.  Reference in the Plan to any  section  of the Code  shall be deemed to  include  any  amendments  or  successor provisions to such section and any regulations under such section.

              "Common Stock" means the outstanding Class A common stock, par value $0.001 per share, of the Company,  or any other class of  securities  into which  substantially  all the
              Common  Stock  is  converted  or for  which  substantially  all the  Common  Stock  is exchanged.

              "Committee" means the Compensation Committee, the Stock Option Committee or such other committee appointed by the Board consisting solely of two or more Outside Directors or the Board or in lieu of any committees, the Board.

              "Company" means the Advanced Lumitech,  Inc. d/b/a Brightec, a Nevada corporation,  or any successor corporation.

              "Disability" or "Disabled" means a disability, whether temporary or permanent, partial or total, as determined in good faith by the Committee.

              "Exchange Act" means the Securities Exchange Act of 1934, as amended.

              "Exercise  Price"  means the price at which a holder of an  Option  may  purchase  the
              Shares issuable upon exercise of the Option.

              "Fair  Market  Value"  means,  as of any date,  the value of a share of the  Company's
              Common Stock determined as follows:

                   a.    if such Common  Stock is  publicly  traded and is then listed on a national securities  exchange (i.e. The New York Stock Exchange),  its closing price on the date of determination on the principal national  securities exchange on which the Common  Stock is listed or admitted  to trading,  and if there were no  trades on such  date,  on the day on which a trade  occurred  next preceding such date;

                   b.    if such Common  Stork is  publicly  traded and is then quoted on the NASDAQ
                         National  Market,  its closing price on the NASDAQ  National  Market on the date of determination as reported in The Wall Street Journal,  and if there were no  trades on such  date,  on the day on which a trade  occurred  next preceding such date;

                   c.    if such  Common  Stock is  publicly  traded but is not quoted on the NASDAQ
                         National market nor listed or admitted to trading on a national  securities exchange,  the average of the  closing bid and asked  prices on the date of determination as reported in The Wall Street Journal or, if not reported in
                         The  Wall  Street  Journal,  as  reported  by any  reputable  publisher  or quotation  service,  as determined  by the Committee in good faith,  and if there  were no trades on such  date,  on the day on which a trade  occurred next preceding such date; or

                                                 B-15

                   d.    if none of the  foregoing  is  applicable,  by the  Committee in good faith based upon factors available at the time of the  determination,  including, but not limited to, capital raising activities of the Company.

              "Insider"  means an officer or  director  of the  Company  or any other  person  whose transactions  in the Company's  Common Stock are subject to Section 16 of the Exchange
              Act.

              "NASD Dealer" has the meaning set forth in Section 8(e).

              "NQSO's" has the meaning set forth in Section 5.

              "Option" means an award of an option to purchase Shares pursuant to Section 5.

              "Outside Director" means a person who is both (i) a "nonemployee  director" within the meaning of Rule 16b-3 under the Exchange Act, or any successor  rule or regulation and
              (ii) an "outside director" within the meaning of Section 162(m) of the Code.

              "Participant" means a person who receives an Award under this Plan.

              "Performance  Award" means an Award of Shares, or cash in lieu of Shares,  pursuant to
              Section 7.

              "Performance  Factors" means the factors  selected by the Committee from time to time, including,  but not  limited  to, the  following  measures  to  determine  whether the performance  goals  established  by the Committee  and  applicable to Awards have been satisfied:  revenue; net revenue;  revenue growth; net revenue growth; earnings before interest,  taxes,  depreciation and amortization  ("EBITDA");  adjusted EBITDA; EBITDA growth and adjusted EBITDA growth;  funds from  operations;  funds from operations per share; operating income (loss); operating income growth; operating cash flow; adjusted operating cash flow return on income; net income; net income growth; pre- or after-tax income (loss);  cash available for  distribution;  cash available for distribution per share;  cash and/or cash  equivalents  available for operations;  net earnings (loss);
              earnings  (loss) per share;  earnings per share  growth;  return on equity;  return on assets;  share price  performance  (based on historical  performance or in relation to selected organizations or indices); total shareholder return; total shareholder return growth;  economic  value  added;  improvement  in  cash-flow  (before  or after  tax);
              successful capital raises; and confidential business unit objectives.

              "Performance Period" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for
              Restricted Stock Awards or Performance Awards.

              "Plan" means the Advanced  Lumitech,  Inc. 2006 Stock Incentive Plan, as amended from time to time.

              "Restricted Stock Award" means an award of Shares pursuant to Section 6.

              "SEC" means the Securities and Exchange Commission.

              "Securities Act" means the Securities Act of 1933, as amended.

              "Shares"  means shares of the Company's  Common Stock reserved for issuance under this
              Plan, as adjusted pursuant to Section 18, and any successor security.

                                                 B-16

              "Stock Unit" means an Award giving the right to receive  Shares  granted  under either
              Section 6.8 or Section 7 of the Plan.

              "Subsidiary"  means any  corporation or other legal entity (other than the Company) in an unbroken  chain of  corporations  and/or other legal  entities  beginning  with the
              Company if each of the  corporations  and entities other than the last  corporation or entity in the  unbroken  chain owns stock,  other  equity  securities  or other equity interests  possessing 50% or more of the total combined voting power of all classes of stock,  other  equity  securities  or  other  equity  interests  in one  of the  other corporations or entities in such chain.

              "Ten Percent Stockholder" has the meaning set forth in Section 5.2.

              "Termination"  or  "Terminated"  means,  for  purposes of this Plan with  respect to a
              Participant,  that the Participant has for any reason ceased to provide services as an employee,  officer,  director,  consultant,  independent contractor, or advisor to the
              Company or Subsidiary of the Company. An employee will not be deemed to have ceased to provide  services in the case of (i) sick leave,  (ii)  military  leave,  or (iii) any other leave of absence approved by the Committee,  provided,  that such leave is for a period of not more than 90 days,  unless  re-employment  upon the  expiration  of such leave is guaranteed by contract or statute or unless  provided  otherwise  pursuant to formal policy  adopted from time to time by the Company and issued and  promulgated to employees in writing. In the case of any employee on an approved leave of absence, the
              Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a  Subsidiary  as it may deem  appropriate, except that in no event may an Option be exercised  after the  expiration  of the term set  forth in the  option  agreement.  The  Committee  will have  sole  discretion  to determine  whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

             "Unvested Shares" means "Unvested Shares" as defined in the Award Agreement.

             "Vested Shares" means "Vested Shares" as defined in the Award Agreement.

                                                 B-17

                                         Front Side of Proxy
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                                       ADVANCED LUMITECH, INC.
                                           SPECIAL MEETING
                                           AUGUST 18, 2006

                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned  hereby appoints  PATRICK PLANCHE and DAVID J. GEFFEN,  or either of them, each with power to appoint his substitute,  as proxies of the undersigned and authorizes them to represent and vote,  as  designated  below,  all the shares of Common Stock of Advanced  Lumitech,  Inc.  that the undersigned would be entitled to vote if personally  present,  and to act for the undersigned at the special meeting to be held on August 18, 2006, or any adjournment or postponement thereof.

         This  proxy  will be  voted  in the  manner  directed  herein  and in  accordance  with the accompanying Proxy Statement. Receipt of the Proxy Statement is hereby acknowledged. If no direction is made, this proxy will be voted FOR election to the Board of Directors of the nominees named below and FOR  proposals  2, 3, 4 and 5 which are being  proposed  by the Board of  Directors  of Advanced
Lumitech, Inc.

         The Board of Directors  recommends  that you vote FOR election to the Board of Directors of the  nominees  named  below and FOR the  approval of  proposals  2, 3, 4 and 5. (TO BE SIGNED ON THE
REVERSE SIDE)

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                                         Back Side of Proxy

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                                PLEASE MARK, DATE AND SIGN THIS PROXY

                              FOR all nominees listed      WITHHOLD AUTHORITY to vote
                                at right (except as             for all nominees
                               marked to the contrary           listed at right
                                       below)
1. ELECTION OF DIRECTORS                                                              Nominees:
                                                                                      Patrick Planche
                                                                                      David J. Geffen

                     __________________________________________________________

(Instruction:  To  withhold  authority  to vote for any of the above  listed  nominees,  write  that nominee's name on the line above or strike a line through that individual's name.)

2.    To  consider  and vote  upon a  proposal  to  amend  Advanced  Lumitech,  Inc.'s  Articles  of
      Incorporation  to increase the total number of authorized  shares of all classes of stock that
      Advanced  Lumitech,  Inc. is authorized to issue,  from 100 million  shares to 250  millionFOR election to the Board of Directors of the nominees named below and shares, and to increase the total  number of  authorized  shares of Class A Common  Stock from 100  million  shares to 245 million shares

      ___ FOR                                    ___ AGAINST                             ___ ABSTAIN

3.    To  consider  and vote  upon a  proposal  to  amend  Advanced  Lumitech,  Inc.'s  Articles  of
      Incorporation to create five million shares of "Blank Check" Preferred Stock

      ___ FOR                                    ___ AGAINST                             ___ ABSTAIN

4.    To  consider  and vote  upon a  proposal  to  amend  Advanced  Lumitech,  Inc.'s  Articles  of
      Incorporation to change Advanced Lumitech, Inc.'s name to "Brightec, Inc."

      ___ FOR                                    ___ AGAINST                             ___ ABSTAIN

5.    To consider and vote upon a proposal to adopt a new long-term stock incentive plan pursuant to which an aggregate of 50 million shares of the Advanced Lumitech,  Inc.'s Common Stock will be reserved for issuance and available under such plan

      ___ FOR                                    ___ AGAINST                              ___ ABSTAIN

6.    In  accordance  with their  discretion,  to consider  and vote upon such other  matters as may properly come before the special meeting, including proposals to adjorn or postpone the special meeting.

      AUTHORITY IS:                              ___ GRANTED                            ___ WITHHELD

This proxy when properly  executed will be voted in the manner  directed  herein by the  undersigned stockholder. The signature must be that of the stockholder himself, herself or itself. If shares are held jointly,  each stockholder  named should sign. If the signer is a corporation,  please sign the full corporate name by duly authorized officer. If the signer is a partnership, please sign the full
partnership   name  by  authorized   person.   Executors,   administrators,   trustees,   guardians,
attorneys-in-fact, etc., should so indicate when signing.

Dated:                         , 2006                                 IMPORTANT: Please insert date.
      -------------------------

INDIVIDUAL OR JOINT HOLDER:

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Signature

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Print Name Here

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Signature (if jointly held)

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Print Name Here

CORPORATE OR PARTNERSHIP HOLDER:

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Company Name

By:
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Its:
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